`UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: November 30, 2019

Item 1. Report to Stockholders.

Stone Harbor
Investment Partners

November 30, 2019

Semi-Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund
Investment Grade Fund | Strategic Income Fund | Emerging Markets Debt Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.shiplp.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.866.699.8125 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.shiplp.com.

Table of Contents

Shareholder Letter	2
Disclosure of Fund Expenses	8
Summaries of Portfolio Holdings	9
Growth of $10,000 Investment
Stone Harbor Emerging Markets Debt Fund	12
Stone Harbor High Yield Bond Fund	13
Stone Harbor Local Markets Fund	14
Stone Harbor Emerging Markets Corporate Debt Fund	15
Stone Harbor Investment Grade Fund	16
Stone Harbor Strategic Income Fund	17
Stone Harbor Emerging Markets Debt Allocation Fund	18
Statements of Investments
Stone Harbor Emerging Markets Debt Fund	19
Stone Harbor High Yield Bond Fund	33
Stone Harbor Local Markets Fund	41
Stone Harbor Emerging Markets Corporate Debt Fund	46
Stone Harbor Investment Grade Fund	52
Stone Harbor Strategic Income Fund	57
Stone Harbor Emerging Markets Debt Allocation Fund	60
Statements of Assets & Liabilities	62
Statements of Operations	64
Statements of Changes in Net Assets	66
Financial Highlights
Stone Harbor Emerging Markets Debt Fund	70
Stone Harbor High Yield Bond Fund	71
Stone Harbor Local Markets Fund	72
Stone Harbor Emerging Markets Corporate Debt Fund	73
Stone Harbor Investment Grade Fund	74
Stone Harbor Strategic Income Fund	75
Stone Harbor Emerging Markets Debt Allocation Fund	76
Notes to Financial Statements	77
Additional Information	95

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	1

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2019 (Unaudited)

Dear Shareholder,

The six-month period ended November 30, 2019 produced positive results for both equity and credit markets, despite persistent concerns around a slowdown in global growth and U.S. – China trade tensions. Monetary policies of major central banks stabilized a decelerating economy. Easing financial conditions in the U.S., induced by the decision of the Federal Reserve’s (“Fed”) to cut rates, helped to buffer the U.S. economy, while at the same time Europe, China, and the rest of the world avoided slipping into recession. Against this backdrop, the S&P 500 index returned 15.26%, and the U.K. and German stock markets gained 4.83% and 12.87%, respectively. The U.S. Treasury market returned 3.24% during the reporting period and provided a positive back drop for risk assets. Credit spreads tightened with U.S. investment grade credit spreads narrowing 23 basis points (“bps”) to 105 bps, U.S. high yield spreads narrowing 59 bps to 414 bps, and emerging markets debt (“EMD”) spreads narrowing 54 bps, ending the period at 323 bps. The 10-year U.S. Treasury yields fell from 2.26% at the end of May to 1.52% by the end of August, but subsequently pushed higher to 1.77% at the end of November as the outlook for growth began to show early signs of improvement.

In the U.S., the Fed reversed its prior stance of removing accommodation and began easing monetary policy to support growth and to help boost inflation. In July, the Fed delivered the first of three rate cuts, which brought the federal funds target rate down to 1.75% after the third rate cut in October. This change in policy direction, coupled with indications of strength in select areas of the economy – namely, the housing sector and the labor market – helped to partially offset the negative impact from ongoing weakness, particularly in the manufacturing sector. The Institute of Supply Management U.S. manufacturing purchasing managers’ index (“PMI”), previously above 50%, had dipped to the lowest reading in over a decade of 47.8% in September before climbing a bit higher by the end of the reporting period to 48.1%.

The Fed’s rate reductions, which were characterized as mid-cycle adjustments to protect against downside risk, dovetailed with further accommodation in Europe, China and elsewhere. Continued weakness associated with the fear of a more severe outcome from the trade war dragged down the European manufacturing sector, with the Eurozone manufacturing PMI falling to a low of 45.7% in September, and the Chinese manufacturing PMI remaining below 50% until November. This weakness, in conjunction with subdued Eurozone core inflation at just over 1%, pushed the European Central Bank into providing further support with a package that included lower policy rates, more quantitative easing, tiering of reserves and renewed the targeted longer-term refinancing operations (“TLTROs”). In China, economic data were mixed, though easing measures from earlier in the year appeared to have helped. On the trade front, the sharp decline in exports to the U.S. was offset by increasing Chinese exports to other countries. Likewise, the global slowdown in manufacturing weighed on emerging markets, as did idiosyncratic risks stemming from political uncertainties in select countries. Nonetheless, the trend of easing monetary policy in developing countries continued throughout the review period. By the end of November, signs of some reconciliation between China and the U.S. began to take shape, along with some suggestion of stabilization and even improvement in PMI readings.

In our view, incoming economic data, while encouraging, still point to a slower global growth ahead, particularly in Europe. In the U.S., we believe that lingering uncertainty over trade and fading of fiscal stimulus is likely to lower gross domestic product (“GDP”) growth to a 1.75% run rate. In contrast, we see EM growth picking up relative to the U.S. Monetary policies of global central banks will remain supportive of growth, in our view. We believe that protectionist policies will remain central to macroeconomic conditions in the months ahead and will be watching for further developments between the U.S. and China. We are also closely following upcoming political events in developed markets that carry broad implications, including the election in the U.K., where a conservative government may push for a harder Brexit; the risk of an early election in Germany, where the coalition looks at risk; and the Presidential election in the U.S., where the outcome remains difficult to gauge at this juncture.

At Stone Harbor Investment Partners LP (“Stone Harbor”), we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. As we continue to monitor these developments, please follow our progress throughout the year by visiting our website at www.shiplp.com. There you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor and look forward to providing you with another update in the next six months.

Market Review: Emerging Markets Debt

U.S. – China trade tensions weighed on market sentiment and exacerbated the slowdown in global economic activity. Domestic developments, particularly those linked to politics and popular uprisings in Latin America, contributed to a rise in idiosyncratic risks and market volatility. But despite the overhang of global macroeconomic concerns and negative developments in select countries, total returns from EMD for the reporting period were positive and credit spreads tightened. Policy direction in the U.S. and elsewhere remained in focus as the trend toward easing also continued and remained supportive for the global economy. Early signs of stabilization in the U.S. economy, reduced near-term risks associated with Brexit, and prospects of a “phase one” trade deal between the U.S. and China boosted markets at the end of the reporting period. Local currency debt led EM total returns, driven entirely by gains from falling local bond yields in several countries. Returns on EM currencies relative to the U.S. dollar, however, lagged the returns from EM credit and local bonds. In EM hard currency debt, falling U.S. Treasury yields supported total returns.

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Stone Harbor Investment Funds	Shareholder Letter

November 30, 2019 (Unaudited)

The political headlines on Argentina were perhaps most significant during the reporting period. Argentina asset prices declined sharply in August 2019, following a preliminary presidential election that favored the opposition candidate Alberto Fernandez over the incumbent Mauricio Macri by a wide margin. The ensuing market response reflected uncertainty over future policies of a Fernandez presidency, particularly those related to the government’s plans for negotiating with the International Monetary Fund (“IMF”) on debt repayments. Popular uprisings in Colombia, Chile, and Lebanon also negatively impacted asset prices. In Lebanon, the central bank imposed capital controls to protect resident deposits, but popular protests continued and the government failed to restore falling domestic confidence.

On the other hand, ongoing reform efforts and IMF support in several countries were constructive – examples include Egypt and Ukraine. In Egypt, government reforms and continued IMF support helped U.S. dollar-denominated bonds. Ukraine bonds benefitted from growing optimism around the continuation of market friendly reforms and adherence to the IMF program under President Volodymyr Zelensky. In Russia, fiscal and balance sheet strength and prudent monetary policies, combined with abated sanctions risk, appeared to support the bond markets.

The JPMorgan EMBI Global Diversified spread tightened 54 bps, ending the reporting period at a spread of 323 bps and returning 4.75%. The JPMorgan CEMBI Broad Diversified spread tightened 31 bps, ending the period at a spread of 289 bps and returning 5.17%. The JPMorgan GBI-EM Global Diversified returned 5.75% during the period.

Stone Harbor Emerging Markets Debt Fund

The total return of the Stone Harbor Emerging Markets Debt Fund (the “Fund”) for the 6-month period ended November 30, 2019 was 2.97% (net of expenses) and 3.33% (gross of expenses). This performance compares to a benchmark return of 4.75% for the JPMorgan EMBI Global Diversified Index.

The Fund underperformed its benchmark as a result of country selection, primarily in Latin America. Off-benchmark exposure in hard currency corporate bonds, however, enhanced performance. Duration-adjusted returns that are explained by U.S. Treasury movements were positive, while miscellaneous differences that represent pricing differences, among other factors, were negative.

The top detractors from performance were overweights in Argentina and Venezuela. Argentina asset prices declined sharply in August 2019, following a preliminary presidential election. The ensuing market response reflected uncertainty over future government policies. Following the general election in October, in which opposition leader Alberto Fernandez won the presidency by a more modest margin than in the preliminary contest, markets remained on alert for announcements from the president-elect on the composition of his cabinet and on any policy directives related to negotiations with the International Monetary Fund. By the end of the reporting period, growing optimism around the potential members of president-elect Fernandez’s economic team helped to boost market sentiment. Argentina bonds outperformed the index in November.

In Venezuela, while the U.S. Treasury’s Office of Foreign Asset Control (OFAC) restricted trading of Venezuelan bonds among U.S. counterparties, the Venezuela sub-index declined, evidently as small trades were executed outside the U.S. In addition, Venezuela’s weight in the JP Morgan EMBIG indices phased down to zero over a five-month period ended November 29th, 2019. Going forward, until the OFAC restrictions are lifted, Venezuela remains in the index but does not contribute to the benchmark’s returns.

Top positive contributors to relative returns included overweights and issue selection in Egypt, Russia, and Ukraine. In Egypt, government reforms and continued lending from the IMF supported the country’s U.S. dollar-denominated bonds. In Russia, fiscal and balance sheet strength and prudent monetary policies, combined with abated sanctions risk, supported the bond markets. Ukraine bonds benefitted from growing optimism around the continuation of market friendly reforms and adherence to the IMF program under President Zelensky.

The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund had net notional exposure to these derivatives of approximately $4.3 million. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $1.1 million and $1.5 million in unrealized depreciation for an increase in operations of $2.6 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Local Markets Fund

The total return of the Stone Harbor Local Markets Fund (the “Fund”) for the 6-month period ended November 30, 2019 was 4.94% (net of expenses) and 5.42% (gross of expenses). This performance compares to a benchmark return of 5.75% for the JPMorgan GBI-EM Global Diversified. Contribution to the index total return from spot foreign currency exchange ("FX") exposure was negative relative to the U.S. dollar. Most of the benchmark’s returns derived from yield and yield changes.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	3

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2019 (Unaudited)

The top positive contributor to relative performance of the Fund was positioning in Russia local currency bonds and the ruble. The primary driver of this results, in our view, was falling inflation and inflation expectations, which allowed Russia’s central bank to lower its policy rate without weakening the ruble. In addition, a delay in U.S. sanctions that might extend to sovereign debt and block U.S. banks from providing loans to the Russian government provided further support to sentiment in Russian domestic bond markets. Overweights in local bonds from Indonesia and Mexico also enhanced performance. In Indonesia, the market reacted positively to the reappointment of a well-regarded Finance Minister, Sri Mulyani Indrawati, by President Joko Widodo, who won the Presidential election in May 2019. In Mexico, falling domestic bond yields and a pause in further U.S. tariffs, signaling potential progress with the United States Mexico Canada Agreement (“USMCA”), helped support local markets. Duration overweights in Poland and Romania enhanced performance, as did duration underweights in Argentina and Chile.

The largest sources of underperformance of the Fund included positioning in Brazil (FX overweight, duration underweight, and issue selection) and in Thailand (FX and duration underweight, and issue selection). In Brazil, while markets reacted positively to progress and the eventual passage of the pension fund reform legislation in October, and to rate cuts by Brazil’s central bank, the downward pressure on EM currencies, driven largely by escalating trade tensions, had a negative impact on performance. Brazil’s real also depreciated at the end of the reporting period as the market reacted negatively to several domestic developments, which we discounted as transitory. In Thailand, a market that typically has low or even negative return correlation with the broader market posted strong returns during the market downturn in August 2019, and the Fund’s underweight position detracted from relative performance.

Other detractors from performance included currency overweights in Chile, Colombia, and Poland, and duration underweights in Czech Republic, Hungary, and Malaysia. In Chile, social unrest over inequality fueled weakness in the peso. In Colombia, unions and student groups held a series of protests rallying against economic plans, including a rise in the pension age and a cut to the minimum wage for young people, leading to new lows in the Colombian peso relative to the U.S. dollar by the end of the reporting period.

The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net notional exposure to these derivatives of approximately $1.4 million. Over the course of the reporting period, these derivative positions generated a net realized loss of approximately $2.3 million and $1.5 million in unrealized depreciation, for a decrease in operations of $3.8 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund”) for the 6-month period ended November 30, 2019 was 4.90% (net of expenses) and 5.41% (gross of expenses). This performance compares to a benchmark return of 5.17% for the JPMorgan CEMBI Broad Diversified Index. The index spread over comparable maturity U.S. Treasury securities tightened by 31 bps, ending the period at 289 bps. The high yield sub-sector outperformed, returning 5.28%, while the investment grade sub-sector returned 5.09%. Returns from the major EM regions (i.e., Africa, Asia, Eastern Europe, Latin America, and the Middle East) were positive.

The Fund outperformed its benchmark on a gross basis primarily due to issue selection decisions. The top contributor to performance was an overweight exposure in Brazil, which outperformed the index throughout much of the reporting period as the momentum for pension reform continued to grow. An overweight exposure in Mexico also enhanced performance where lack of new issuance and a pause in further U.S. tariffs supported asset prices. An underweight exposure in South Korea also contributed positively to relative returns. On the other hand, an overweight exposure in Argentina and underweight exposures in Jamaica, Israel, and Turkey detracted from performance. In Argentina, while asset prices outperformed the index in the latter part of the reporting period, the overall underperformance was a consequence of the presidential primary held in August 2019 in which Alberto Fernandez finished ahead of presidential incumbent Mauricio Macri. The prospect of a Fernandez victory in the general election and the associated uncertainties led investors to reduce Argentine corporate exposure. In Turkey, the government continued to cut local rates in an attempt to stimulate credit growth, which positively impacted the country’s banking sector, in particular.

In terms of issue selection, positive issue selection in Brazil was one of the top contributors to relative returns. The protein industry led with strong price performance in Brazil as the spread of the African swine flu in China was seen as a positive catalyst for increased protein demand and imports into the country. In other regions, positive issue selection in China, Ghana, Indonesia, and Qatar also enhanced performance.

From an industry perspective, overweights and issue selection in metals/mining/steel and wirelines contributed positively to relative performance, while overweights in electric and wireless detracted from returns. Issue selection in exploration & production also detracted from relative performance.

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Stone Harbor Investment Funds	Shareholder Letter

November 30, 2019 (Unaudited)

Attribution from credit rating was positive, with an overweight in BB-rated credits contributing most to relative performance, along with an overweight in B-rated credits. Some of the positive attribution was offset by issue selection in single B credits and overweights in AA-rate and CCC-rated credits.

The Fund may use various derivative instruments to implement its strategies. These derivatives may be used to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund did not have exposure to these derivatives.

Stone Harbor Emerging Markets Debt Allocation Fund

The total return of the Stone Harbor Emerging Markets Debt Allocation Fund’s (the “Fund”) for the 6-month period ended November 30, 2019 was 3.91% (net of direct and indirect expenses) and 4.34% (gross of direct and indirect expenses). This compares to a blended benchmark (50% JPMorgan EMBI Global Diversified Index / 50% JPMorgan GBI-EM Global Diversified Index) return of 5.28%.

Although the Fund underperformed the index for the reporting period, the Fund outperformed the index in September and October 2019, and thereafter performed in line with the index in November. As markets stabilized following a significant market downturn in August – driven predominantly by escalating U.S. – China trade tensions and political developments in Argentina – the Fund benefitted from positioning in several areas. In hard currency sovereign debt, Argentina asset prices recovered starting in September and an overweight to Argentina was the top positive contributor to the Fund’s relative performance for the month. Over the reporting period, other positive contributors to relative performance included overweights and issue selection in Egypt, Russia, and Ukraine. In the case of Egypt and in Ukraine, continued IMF support had a positive impact on asset prices, in our view.

In local currency debt, the Fund’s positioning in Russian local currency bonds and the ruble outperformed throughout the reporting period. The primary driver of this results, in our view, was falling inflation and inflation expectations, which allowed Russia’s central bank to lower its policy rate without weakening the ruble. In addition, a delay in U.S. sanctions that might extend to sovereign debt and block U.S. banks from providing loans to the Russian government provided further support to sentiment in Russian domestic bond markets.

Off-benchmark exposures to U.S. dollar-denominated corporate debt, particularly in Brazil, also contributed positively to performance.

Despite strong relative performance in the latter part of the reporting period, the Fund’s underperformance for the reporting period was a result of allocations to select credits prior to September, particularly in Argentina and Venezuela. Argentina asset prices declined sharply in August 2019, following a preliminary presidential election. The ensuing market response reflected uncertainty over future government policies. Following the general election in October, in which opposition leader Alberto Fernandez won the presidency by a more modest margin than in the preliminary contest, markets remained on alert for announcements from the president-elect on the composition of his cabinet and on any policy directives related to negotiations with the International Monetary Fund. By the end of the reporting period, growing optimism around the potential members of president-elect Fernandez’s economic team helped to boost market sentiment. Argentina bonds outperform the index in November.

In Venezuela, while OFAC restricted trading of Venezuelan bonds among U.S. counterparties, the Venezuela sub-index declined, evidently as small trades were executed outside the U.S. In addition, Venezuela’s weight in the JP Morgan EMBIG indices phased down to zero over a five-month period ended November 29th, 2019. Going forward, until the OFAC restrictions are lifted, Venezuela remains in the index but does not contribute to the benchmark’s returns.

In local currency debt, sources of negative returns included overweight exposures in Argentina, Brazil, Chile, and Poland, as well as an underweight exposure in Mexico. In Brazil, while markets reacted positively to progress and the eventual passage of the pension fund reform legislation in October, and to rate cuts by Brazil’s central bank, the downward pressure on EM currencies, driven largely by escalating trade tensions, had a negative impact on performance. Brazil’s real also depreciated at the end of the reporting period as the market reacted negatively to several domestic developments, which we discounted as transitory. In Chile, social unrest over inequality fueled weakness in the peso. In Poland, concerns about the government’s liability to foreign currency mortgage loans, a long-standing issue, led to weakness in the Polish zloty.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had $156 to these derivatives. Over the course of the reporting period, these derivative positions generated a net realized gain of approximately $210 and $156 in unrealized appreciation, for a increase in operations of $366. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	5

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2019 (Unaudited)

Stone Harbor High Yield Bond Fund

The total return of Stone Harbor High Yield Bond Fund (the “Fund”) for the 6-months ended November 30, 2019 was 3.07% (net of expenses) and 3.40% (gross of expenses). This compares to a benchmark return of 4.23% for the ICE BofAML US High Yield Constrained Index.

The high yield market achieved strong returns in the reporting period as the market benefitted from positive retail flows and a supportive Fed. Higher quality bonds outperformed due to lower Treasury rates and a flight to quality precipitated by slower global growth. Long duration and rate-sensitive industries benefitted the most during the reporting period. Additionally, the energy sector significantly outperformed due to weaker commodity prices and increased recession concerns.

The Fund underperformed the benchmark due to negative issue and industry selection. Security selection decisions in consumer products, midstream, and retail non – food & drug detracted from relative returns, more than offsetting positive contributions from credit selection in media/cable and satellites. In terms of industry selection, an overweight to exploration & production and an underweight to Financials detracted most from performance. This performance was partially offset by an overweight in Media/Cable and an underweight in Drillers/Services. From a credit quality perspective, an underweight in CCC-rated bonds positively contributed to relative performance, while BB-rated issue selection and the exposure to bank loans detracted from performance.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund did not have exposure to these derivatives.

Stone Harbor Investment Grade Fund

The total return of the Stone Harbor Investment Grade Fund (the “Fund”) for the six months ended November 30, 2019 was 3.67% (net of expenses) and 3.93% (gross of expenses). This performance compares to a benchmark return of 3.81% for the Bloomberg Barclays U.S. Aggregate Index. The Fund’s performance was slightly negatively impacted during the period by maintaining an average duration position modestly shorter than that of the benchmark. Over the 6-month period, U.S. Treasury rates moved lower due to global growth concerns and an accommodative Fed. The Fund’s overweight to corporate bonds and underweight to U.S. Treasuries provided a positive contribution to performance as credit spreads tightened. The net impact of security selection decisions was negligible as corporate securities offset agency mortgage-back securities (“MBS”) passthroughs.

Against a backdrop of softer global growth and central bank accommodation, the 10-year U.S. Treasury yields fell from 2.26% at the end to May to 1.52% by the end of August, but subsequently pushed higher to 1.77% at the end of the reporting period as the outlook for growth began to show early signs of improvement. The U.S. Treasury market returned 3.24% during the period and provided a positive back drop for risk assets. Over the same period, the S&P 500 index returned 15.26%, and the U.K. and German stock markets gained 4.83% and 12.87%, respectively. Credit spreads tightened with U.S. investment grade credit spreads (as represented by Bloomberg Barclays U.S. Corporate Bond Index) narrowing 23 bps to 105 bps, U.S. high yield spreads (as represented by ICE BofAML U.S. High Yield Constrained Index) narrowing 59 bps to 414 bps, and EMD spreads (as represented by JPM EMBI Global Diversified) narrowing 54 bps, ending the period at 323 bps.

The Fund may use various derivative instruments to implement its strategies. These derivatives may be used to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund did not have exposure to these derivatives.

Stone Harbor Strategic Income Fund

The total return of the Strategic Income Fund (the “Fund”) for the 6-month period ending November 30, 2019 was 2.09% (net of direct and indirect expenses) and 2.44% (gross of direct and indirect expenses). This performance compares to a benchmark return of 4.99% for the Bloomberg Barclays Global Credit Index (Hedged USD). The Fund underperformed its benchmark as a result of certain asset allocation, duration, and individual credit decisions. While contributions from asset allocation were negative across most sectors, the most significant positive contributor over the period was the allocation to EM local currency sovereign debt. Within individual portfolio sectors, the Fund experienced outperformance in investment grade and EM corporates, while underperforming within high yield and EM sovereign bonds (both hard and local currency). Within investment grade, an overweight to corporate bonds drove positive relative performance. In EM hard currency debt, overweights to Argentina and Venezuela generated the largest negative contributions. In the high yield segment, an overweight to the exploration & production sector and an underweight to the financial sector both had negative effects. The Fund’s duration positioning (short relative to the benchmark) generated a negative contribution during the period as developed market government rates moved lower.

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Stone Harbor Investment Funds	Shareholder Letter

November 30, 2019 (Unaudited)

Against a backdrop of softer global growth and central bank accommodation, the 10-year U.S. Treasury yields fell from 2.26% at the end of May to 1.52% by the end of August, but subsequently pushed higher to 1.77% at the end of the reporting period as the outlook for growth began to show early signs of improvement. The U.S. Treasury market returned 3.24% during the period and provided a positive back drop for risk assets. Over the same period, the S&P 500 index returned 15.26%, and the U.K. and German stock markets gained 4.83% and 12.87%, respectively. Credit spreads tightened with U.S. investment grade credit spreads narrowing 23 basis points (“bps”) to 105 bps, U.S. high yield spreads narrowing 59 bps to 414 bps, and EMD spreads narrowing 54 bps ending the period at 323 bps.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund had net notional exposure to these derivatives of approximately $314 thousand. Over the course of the reporting period, these derivative positions generated a net realized loss of approximately $465 thousand and $61 thousand in unrealized appreciation for a decrease in operations of $404 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Sincerely,

Peter J. Wilby, CFA

President

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	7

Stone Harbor Investment Funds	Disclosure of Fund Expenses

November 30, 2019 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on June 1, 2019 and held until November 30, 2019.

Actual Expenses. The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON ACTUAL TOTAL RETURN

	Actual Total Return	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	2.97%	$1,000.00	$1,029.70	0.72%	$3.65
STONE HARBOR HIGH YIELD BOND FUND	3.07	1,000.00	1,030.70	0.66	3.35
STONE HARBOR LOCAL MARKETS FUND	4.94	1,000.00	1,049.40	0.96	4.92
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	4.90	1,000.00	1,049.00	1.01	5.17
STONE HARBOR INVESTMENT GRADE FUND	3.67	1,000.00	1,036.70	0.51	2.60
STONE HARBOR STRATEGIC INCOME FUND	2.09	1,000.00	1,020.90	0.08	0.40
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	3.91	1,000.00	1,039.10	0.04	0.20

BASED ON HYPOTHETICAL TOTAL RETURN

	Hypothetical Annualized Total Return	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	5.00%	$1,000.00	$1,021.40	0.72%	$3.64
STONE HARBOR HIGH YIELD BOND FUND	5.00	1,000.00	1,021.70	0.66	3.34
STONE HARBOR LOCAL MARKETS FUND	5.00	1,000.00	1,020.20	0.96	4.85
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	5.00	1,000.00	1,019.95	1.01	5.10
STONE HARBOR INVESTMENT GRADE FUND	5.00	1,000.00	1,022.45	0.51	2.58
STONE HARBOR STRATEGIC INCOME FUND	5.00	1,000.00	1,024.60	0.08	0.40
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	5.00	1,000.00	1,024.80	0.04	0.20

(1)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(2)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366. Note this expense example is typically based on a six-month period.

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2019 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND
Country Breakdown(1)%
Mexico	6.45%
Brazil	4.79%
Indonesia	4.40%
Argentina	4.32%
Egypt	4.09%
Russia	3.70%
Colombia	3.54%
Saudi Arabia	3.48%
Turkey	3.31%
Qatar	3.24%
Chile	2.84%
Panama	2.81%
Kazakhstan	2.62%
Ukraine	2.59%
Ecuador	2.27%
Peru	2.25%
Angola	2.19%
China	2.14%
Sri Lanka	2.13%
Dominican Republic	2.06%
Romania	2.05%
United Arab Emirates	1.90%
Nigeria	1.86%
Oman	1.86%
Netherlands	1.62%
South Africa	1.53%
Ghana	1.43%
Azerbaijan	1.38%
Uruguay	1.32%
Malaysia	1.20%
New Guinea	1.17%
Bahrain	1.04%
El Salvador	1.03%
Kenya	1.02%
Hungary	1.00%
Iraq	0.89%
Venezuela	0.86%
Pakistan	0.72%
Paraguay	0.71%
Zambia	0.69%
Ivory Coast	0.68%
Mozambique	0.56%
Benin	0.56%
Senegal	0.49%
Jordan	0.49%
Belarus	0.47%
Jamaica	0.34%
Gabon	0.33%
Bolivia	0.27%
Costa Rica	0.25%
Vietnam	0.23%
Lebanon	0.23%
Tunisia	0.19%
Cameroon	0.17%
Suriname	0.11%
Georgia	0.04%
Hong Kong	0.04%
Total	95.95%
Short Term Investments	2.12%
Other Assets in Excess of Liabilities	1.93%
Total Net Assets	100.00%

STONE HARBOR HIGH YIELD BOND FUND
Industry Breakdown	%
Media Cable	8.34%
Healthcare	7.47%
Exploration & Production	6.39%
Media Other	4.73%
Food and Beverage	4.53%
Technology	4.15%
Electric	3.95%
Chemicals	3.66%
Gas Pipelines	3.55%
Building Products	3.54%
Paper/Forest Products	3.50%
Gaming	3.46%
Consumer Products	3.28%
Pharmaceuticals	3.16%
Containers/Packaging	2.88%
Industrial Other	2.85%
Metals/Mining/Steel	2.68%
Wireless	2.55%
Drillers/Services	2.08%
Retail Food/Drug	1.90%
Textile/Apparel	1.81%
Services Other	1.76%
Automotive	1.49%
Satellite	1.39%
Financial Other	1.39%
Wirelines	1.32%
Aerospace/Defense	1.27%
Leisure	1.12%
Environmental Services	1.11%
Diversified Manufacturing	1.01%
Retail Non Food/Drug	0.93%
Construction Machinery	0.65%
Transportation Non Air/Rail	0.56%
Financial/Lease	0.54%
Restaurants	0.54%
Home Builders	0.52%
Life	0.47%
Total	96.54%
Short Term Investments	2.56%
Other Assets in Excess of Liabilities	0.90%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). In certain instances, a security’s country of incorporation may be different from its country of risk.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	9

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2019 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND
Country Breakdown(1)%
Mexico	12.83%
Indonesia	12.46%
Brazil	10.74%
South Africa	10.21%
Russia	8.65%
Colombia	6.05%
Poland	4.84%
Thailand	4.81%
Peru	3.96%
Turkey	3.92%
Czech Republic	3.01%
Malaysia	2.55%
Chile	2.33%
Romania	1.19%
Egypt	0.59%
Argentina	0.48%
Uruguay	0.17%
Kazakhstan	0.14%
Total	88.93%
Short Term Investments	0.49%
Other Assets in Excess of Liabilities	10.58%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Industry Breakdown	%
Electric	14.48%
Banks	8.09%
Telecommunications	7.66%
Oil&Gas	5.92%
Exploration & Production	5.08%
Chemicals	4.56%
Iron/Steel	3.66%
Financial/Lease	3.51%
Metals/Mining/Steel	3.21%
Gas Pipelines	2.78%
Real Estate	2.22%
Lodging	2.21%
Food/Bev/Tobacco	1.90%
Pharmaceuticals	1.85%
Gas	1.80%
Mining	1.72%
Engineering & Construction	1.47%
Retail Food/Drug	1.38%
Media	1.25%
Pipelines	1.18%
Industrial Other	1.18%
Holding Companies-Divers	1.16%
Services Other	1.15%
Home Builders	1.14%
Wirelines	1.11%
Gaming	1.05%
Airlines	0.78%
Gas Distributors	0.77%
Technology	0.76%
Transportation	0.74%
Sovereign	0.73%
Capital Goods	0.69%
Building Products	0.66%
Media Cable	0.63%
Building Materials	0.62%
Wireless	0.58%
Retail	0.57%
Forest Products & Paper	0.57%
Packaging & Containers	0.53%
Coal	0.47%
Food	0.43%
Investment Companies	0.39%
Sovereign Debt Obligations	0.22%
Transport Other	0.22%
Automotive	0.21%
Total	93.29%
Short Term Investments	6.37%
Other Assets in Excess of Liabilities	0.34%
Total Net Assets	100.00%

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2019 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND
Industry Breakdown	%
Government Entity	46.09%
Banking	11.70%
Financial Other	5.86%
Gas Pipelines	3.04%
Technology	2.57%
Electric	2.47%
Real Estate Investment Trust (REITs)	1.66%
Services Other	1.65%
Exploration & Production	1.63%
Automotive	1.61%
Media Cable	1.53%
Non Captive Finance	1.19%
Media Other	1.11%
Chemicals	1.01%
Healthcare	1.01%
Wirelines	1.01%
Wireless	0.99%
Retail Non Food/Drug	0.95%
Gas Distributors	0.92%
Pharmaceuticals	0.79%
Metals/Mining/Steel	0.77%
Transportation Non Air/Rail	0.70%
Non Corporate	0.66%
Restaurants	0.52%
Building Products	0.50%
Refining	0.49%
Health Insurance	0.48%
Leisure	0.45%
Retail Food/Drug	0.24%
Total	93.60%
Short Term Investments	6.90%
Other Liabilities in Excess of Assets	-0.50%
Total Net Assets	100.00%

STONE HARBOR STRATEGIC INCOME FUND
Underlying Fund Breakdown	%
Stone Harbor Emerging Markets Debt Fund	20.55%
Stone Harbor High Yield Bond Fund	30.29%
Stone Harbor Investment Grade Fund	33.54%
Stone Harbor Emerging Markets Corporate Debt Fund	5.29%
Stone Harbor Local Markets Fund	5.13%
Total	94.80%
Short Term Investments	3.71%
Other Assets in Excess of Liabilities	1.49%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND
Underlying Fund Breakdown	%
Stone Harbor Local Markets Fund	50.62%
Stone Harbor Emerging Markets Debt Fund	49.07%
Total	99.69%
Short Term Investments	0.18%
Other Assets in Excess of Liabilities	0.13%
Total Net Assets	100.00%

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	11

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2019 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JPMorgan Emerging Markets Bond Index Global Diversified (JPMorgan EMBI Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor Emerging Markets Debt Fund	2.97%	12.11%	5.08%	4.50%	5.68%	6.52%
JPMorgan EMBI Global Diversified Index	4.75%	14.29%	6.45%	5.32%	6.73%	7.18%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2019 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the ICE BofAML US High Yield Constrained Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor High Yield Bond Fund	3.07%	8.35%	5.11%	3.73%	6.23%	6.00%
ICE BofAML US High Yield Constrained Index	4.23%	9.61%	6.28%	5.39%	7.59%	7.45%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	13

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2019 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JPMorgan Global Bond Index – Emerging Markets Global Diversified (JPMorgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 30, 2010)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Local Markets Fund	4.94%	8.89%	4.77%	-0.55%	0.36%
JPMorgan GBI-EM Global Diversified Index	5.75%	10.39%	6.25%	0.71%	2.08%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

 November 30, 2019 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the JPMorgan Corporate Emerging Market Bond Index – Broad Diversified (JPMorgan CEMBI Broad Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 1, 2011)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	4.90%	12.96%	5.80%	4.89%	3.94%
JPMorgan CEMBI Broad Diversified Index	5.17%	12.80%	6.22%	5.31%	5.39%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	15

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2019 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Investment Grade Fund and the Bloomberg Barclays U.S. Aggregate Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Investment Grade Fund	3.67%	10.47%	3.69%	2.74%	3.28%
Bloomberg Barclays U.S. Aggregate Index	3.81%	10.79%	4.10%	3.08%	3.53%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2019 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Strategic Income Fund and the Bloomberg Barclays Global Credit Index (Hedged USD). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Strategic Income Fund	2.09%	7.77%	3.74%	2.97%	3.45%
Bloomberg Barclays Global Credit Index (Hedged USD)	4.99%	12.51%	5.71%	4.59%	5.00%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	17

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2019 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Allocation Fund, the JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and the Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, October 20, 2014)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Emerging Markets Debt Allocation Fund	3.91%	10.20%	4.86%	1.82%	1.64%
JPMorgan EMBI Global Diversified Index	4.75%	14.29%	6.45%	5.32%	5.36%
JPMorgan GBI-EM Global Diversified Index	5.75%	10.39%	6.25%	0.71%	0.41%
Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index)	5.28%	12.38%	6.41%	3.07%	2.93%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 66.31%
Angola - 2.19%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	21,100,000	$22,814,375	(1)
	USD	6M US L + 4.50%	12/07/23	1,692,000	1,696,230	(1)
					24,510,605

Argentina - 4.03%
Republic of Argentina:
	USD	4.50%	02/13/20	3,686,000	1,221,676
	USD	6.88%	04/22/21	10,755,000	4,878,401
	USD	4.63%	01/11/23	8,325,000	3,386,194
	EUR	7.82%	12/31/33	69,487,662	35,733,052
					45,219,323

Azerbaijan - 0.02%
Republic of Azerbaijan	USD	4.75%	03/18/24	245,000	262,456	(2)

Bahrain - 0.35%
Kingdom of Bahrain:	USD	7.00%	01/26/26	1,000,000	1,157,656	(3)
	USD	7.50%	09/20/47	1,811,000	2,137,263	(3)
	USD	7.50%	09/20/47	500,000	590,078	(2)
					3,884,997

Belarus - 0.47%
Republic of Belarus:	USD	6.88%	02/28/23	755,000	809,501	(3)
	USD	7.63%	06/29/27	2,805,000	3,200,330	(2)
	USD	6.20%	02/28/30	1,203,000	1,280,631	(2)
					5,290,462

Benin - 0.56%
Republic of Benin	EUR	5.75%	03/26/26	5,526,000	6,332,059	(3)

Bolivia - 0.27%
Republic of Bolivia	USD	4.50%	03/20/28	3,198,000	3,080,573	(2)

Brazil - 3.03%
Fed Republic of Brazil:	USD	6.00%	04/07/26	7,506,000	8,711,651
	USD	4.63%	01/13/28	114,000	121,660
	USD	4.50%	05/30/29	6,214,000	6,551,886
	USD	4.75%	01/14/50	8,684,000	8,456,045
State of Minas Gerais:
	USD	5.33%	02/15/28	1,665,900	1,795,424	(3)
	USD	5.33%	02/15/28	7,737,300	8,338,875	(2)
					33,975,541

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	19

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Cameroon - 0.17%
Republic of Cameroon:
	USD	9.50%	11/19/25	403,000	$442,230	(3)
	USD	9.50%	11/19/25	1,354,000	1,485,803	(2)
					1,928,033

Colombia - 2.83%
Republic of Colombia:
	USD	8.13%	05/21/24	3,515,000	4,311,367
	USD	4.50%	01/28/26	2,817,000	3,059,526
	USD	3.88%	04/25/27	2,231,000	2,350,916
	USD	4.50%	03/15/29	5,419,000	5,973,601
	USD	5.63%	02/26/44	2,617,000	3,215,639
	USD	5.00%	06/15/45	9,720,000	11,176,482
	USD	5.20%	05/15/49	1,426,000	1,694,935
					31,782,466

Costa Rica - 0.16%
Costa Rica Government	USD	4.38%	04/30/25	1,807,000	1,766,060	(2)

Dominican Republic - 2.06%
Dominican Republic:
	USD	7.50%	05/06/21	7,162,667	7,484,987	(2)
	USD	6.60%	01/28/24	1,632,000	1,816,875	(2)
	USD	5.88%	04/18/24	2,537,000	2,714,986	(3)
	USD	6.88%	01/29/26	5,395,000	6,114,895	(2)
	USD	7.45%	04/30/44	1,587,000	1,859,766	(3)
	USD	6.50%	02/15/48	2,878,000	3,058,774
					23,050,283

Ecuador - 2.22%
Republic of Ecuador:
	USD	7.95%	06/20/24	1,497,000	1,231,516	(3)
	USD	7.88%	03/27/25	2,355,000	1,870,017	(2)
	USD	9.65%	12/13/26	5,890,000	4,910,788	(2)
	USD	8.88%	10/23/27	9,783,000	7,899,772	(2)
	USD	7.88%	01/23/28	4,485,000	3,524,930	(2)
	USD	7.88%	01/23/28	5,314,000	4,176,472	(3)
	USD	10.75%	01/31/29	842,000	713,332	(3)
	USD	9.50%	03/27/30	732,000	605,730	(3)
					24,932,557

Egypt - 4.09%
Egypt Government Bond	EGP	15.60%	08/06/26	85,880,000	5,719,973
Republic of Egypt:
	USD	6.13%	01/31/22	2,669,000	2,774,509	(3)
	USD	5.88%	06/11/25	936,000	979,582	(3)
	EUR	4.75%	04/16/26	1,370,000	1,559,224	(3)
	USD	6.59%	02/21/28	8,296,000	8,480,068	(3)
	EUR	5.63%	04/16/30	550,000	608,354	(2)

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Egypt (continued)
Republic of Egypt: (continued)
	EUR	5.63%	04/16/30	16,396,000	$18,135,594	(3)
	EUR	6.38%	04/11/31	2,700,000	3,107,784	(3)
	USD	8.50%	01/31/47	509,000	540,812	(3)
	USD	8.50%	01/31/47	595,000	632,188	(2)
	USD	8.15%	11/20/59	3,192,000	3,271,800	(3)
					45,809,888

El Salvador - 1.03%
Republic of El Salvador:
	USD	7.38%	12/01/19	190,000	190,267	(3)
	USD	5.88%	01/30/25	133,000	137,219	(2)
	USD	8.63%	02/28/29	899,000	1,057,870	(2)
	USD	8.25%	04/10/32	867,000	997,727	(3)
	USD	8.25%	04/10/32	3,825,000	4,401,738	(2)
	USD	7.63%	02/01/41	4,341,000	4,712,020	(2)
					11,496,841

Gabon - 0.33%
Republic of Gabon	USD	6.95%	06/16/25	3,664,000	3,721,250	(3)

Georgia - 0.04%
Republic of Georgia	USD	6.88%	04/12/21	373,000	394,389	(3)

Ghana - 1.06%
Republic of Ghana:
	USD	7.88%	08/07/23	1,228,000	1,334,874	(2)
	USD	7.88%	03/26/27	1,999,000	2,058,970	(3)
	USD	10.75%	10/14/30	3,451,000	4,313,750	(2)
	USD	8.13%	03/26/32	1,305,000	1,291,134	(2)
	USD	8.63%	06/16/49	2,077,000	2,011,445	(3)
	USD	8.95%	03/26/51	924,000	909,274	(3)
					11,919,447

Hungary - 1.00%
Hungary:
	USD	5.38%	02/21/23	5,420,000	5,941,675
	USD	5.75%	11/22/23	988,000	1,117,366
	USD	5.38%	03/25/24	3,683,000	4,162,941
					11,221,982

Indonesia - 2.40%
Republic of Indonesia:
	USD	4.75%	01/08/26	2,219,000	2,467,251	(2)
	USD	4.35%	01/08/27	6,790,000	7,391,552	(3)
	USD	8.50%	10/12/35	5,347,000	8,393,281	(2)
	USD	6.63%	02/17/37	692,000	934,740	(2)
	USD	5.25%	01/17/42	1,380,000	1,651,472	(2)
	USD	6.75%	01/15/44	948,000	1,359,110	(2)
	USD	5.13%	01/15/45	670,000	796,148	(2)
	USD	5.25%	01/08/47	664,000	814,956	(3)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia (continued)
Republic of Indonesia: (continued)
	USD	3.70%	10/30/49	2,990,000	$3,075,963
					26,884,473

Ivory Coast - 0.68%
Ivory Coast Government:
	EUR	5.25%	03/22/30	3,741,000	4,113,442	(2)
	EUR	5.88%	10/17/31	3,161,000	3,521,955	(3)
					7,635,397

Jamaica - 0.34%
Government of Jamaica	USD	7.88%	07/28/45	2,862,000	3,762,636

Jordan - 0.49%
Kingdom of Jordan:
	USD	7.38%	10/10/47	3,964,000	4,128,754	(3)
	USD	7.38%	10/10/47	1,262,000	1,314,452	(2)
					5,443,206

Kenya - 1.02%
Republic of Kenya:
	USD	6.88%	06/24/24	3,680,000	3,942,200	(3)
	USD	7.25%	02/28/28	1,159,000	1,218,399	(3)
	USD	8.00%	05/22/32	3,129,000	3,312,340	(3)
	USD	8.25%	02/28/48	2,861,000	2,940,571	(3)
					11,413,510

Lebanon - 0.23%
Lebanese Republic:
	USD	6.10%	10/04/22	1,591,000	755,725
	USD	6.40%	05/26/23	2,406,000	1,113,151
	USD	6.60%	11/27/26	1,563,000	716,782
					2,585,658

Malaysia - 0.92%
1mdb Global Investments	USD	4.40%	03/09/23	10,700,000	10,350,579	(2)

Mexico - 2.42%
United Mexican States:
	USD	3.75%	01/11/28	6,832,000	7,108,483
	USD	4.50%	04/22/29	6,117,000	6,723,921
	USD	4.75%	03/08/44	2,446,000	2,669,962
	USD	4.35%	01/15/47	10,182,000	10,586,098
					27,088,464

Mozambique - 0.56%
Republic of Mozambique	USD	5.00%	09/15/31	6,923,000	6,334,545	(3)

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria - 1.73%
Republic of Nigeria:
	USD	6.50%	11/28/27	13,520,000	$13,522,112	(3)
	USD	8.75%	01/21/31	540,000	589,106	(3)
	USD	7.70%	02/23/38	5,443,000	5,334,990	(2)
					19,446,208

Oman - 1.86%
Oman Government:
	USD	4.88%	02/01/25	3,233,000	3,286,021	(3)
	USD	5.38%	03/08/27	6,115,000	6,145,575	(3)
	USD	5.38%	03/08/27	929,000	933,645	(2)
	USD	5.63%	01/17/28	1,559,000	1,566,795	(3)
	USD	6.00%	08/01/29	2,652,000	2,672,305	(3)
	USD	6.50%	03/08/47	3,831,000	3,599,943	(3)
	USD	6.75%	01/17/48	2,776,000	2,641,103	(2)
					20,845,387

Pakistan - 0.72%
Republic of Pakistan:
	USD	6.88%	12/05/27	3,714,000	3,744,176	(2)
	USD	6.88%	12/05/27	3,867,000	3,898,419	(3)
	USD	7.88%	03/31/36	473,000	481,943	(2)
					8,124,538

Panama - 2.07%
Republic of Panama:
	USD	4.00%	09/22/24	6,581,000	7,046,811
	USD	9.38%	04/01/29	4,988,000	7,630,861
	USD	3.16%	01/23/30	8,206,000	8,507,314
					23,184,986

Papua New Guinea - 1.17%
Papua New Guinea Government:
	USD	8.38%	10/04/28	9,410,000	10,014,299	(3)
	USD	8.38%	10/04/28	2,930,000	3,118,161	(2)
					13,132,460

Paraguay - 0.71%
Republic of Paraguay:
	USD	4.70%	03/27/27	1,794,000	1,961,907	(2)
	USD	6.10%	08/11/44	4,939,000	5,947,637	(3)
					7,909,544

Peru - 0.25%
Republic of Peru	USD	5.63%	11/18/50	1,956,000	2,859,733

Qatar - 3.24%
State of Qatar:
	USD	4.50%	04/23/28	2,000,000	2,293,750	(3)
	USD	4.00%	03/14/29	10,796,000	12,051,035	(3)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Qatar (continued)
State of Qatar: (continued)
	USD	4.00%	03/14/29	1,146,000	$1,279,222	(2)
	USD	5.75%	01/20/42	1,998,000	2,762,235	(3)
	USD	5.10%	04/23/48	4,838,000	6,210,027	(3)
	USD	5.10%	04/23/48	2,911,000	3,736,542	(2)
	USD	4.82%	03/14/49	6,421,000	7,955,017	(2)
					36,287,828

Romania - 2.05%
Republic of Romania:
	EUR	3.88%	10/29/35	3,262,000	4,166,857	(2)
	EUR	3.38%	02/08/38	3,170,000	3,813,580	(2)
	EUR	4.13%	03/11/39	11,731,000	15,053,767
					23,034,204

Russia - 3.70%
Russian Federation:
	USD	5.00%	04/29/20	66,000	66,858	(3)
	USD	4.75%	05/27/26	7,600,000	8,458,563	(2)
	USD	4.25%	06/23/27	7,200,000	7,833,600	(2)
	USD	5.10%	03/28/35	8,000,000	9,444,000	(2)
	USD	5.10%	03/28/35	4,400,000	5,194,200	(3)
	USD	5.63%	04/04/42	3,800,000	4,827,900	(2)
	USD	5.25%	06/23/47	4,600,000	5,661,594	(2)
					41,486,715

Saudi Arabia - 2.00%
Kingdom of Saudi Arabia:
	USD	3.63%	03/04/28	2,486,000	2,623,364	(3)
	USD	4.50%	10/26/46	5,490,000	6,124,095	(2)
	USD	4.63%	10/04/47	1,903,000	2,173,236	(3)
	USD	5.00%	04/17/49	4,050,000	4,852,406	(3)
	USD	5.00%	04/17/49	2,123,000	2,543,619	(2)
	USD	5.25%	01/16/50	625,000	775,781	(2)
Ksa Sukuk Ltd	USD	3.63%	04/20/27	3,162,000	3,342,250	(3)
					22,434,751

Senegal - 0.49%
Republic of Senegal:
	USD	6.25%	05/23/33	4,100,000	4,227,485	(3)
	USD	6.75%	03/13/48	1,327,000	1,297,972	(3)
					5,525,457

South Africa - 1.01%
Republic of South Africa:
	USD	5.50%	03/09/20	3,400,000	3,438,250
	USD	4.88%	04/14/26	2,464,000	2,550,625
	USD	5.00%	10/12/46	1,208,000	1,097,959
	USD	5.75%	09/30/49	4,455,000	4,264,838
					11,351,672

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Sri Lanka - 2.13%
Republic of Sri Lanka:
	USD	6.25%	10/04/20	340,000	$343,560	(2)
	USD	6.25%	07/27/21	4,631,000	4,652,013	(2)
	USD	5.88%	07/25/22	2,734,000	2,714,582	(3)
	USD	5.75%	04/18/23	4,790,000	4,685,973	(3)
	USD	6.20%	05/11/27	3,752,000	3,400,325	(2)
	USD	6.75%	04/18/28	4,142,000	3,807,751	(3)
	USD	7.85%	03/14/29	4,342,000	4,233,450	(3)
					23,837,654

Suriname - 0.11%
Republic of Suriname Int	USD	9.25%	10/26/26	1,480,000	1,193,250	(2)

Tunisia - 0.19%
Banque Centrale de Tunisie:
	EUR	5.63%	02/17/24	1,825,000	1,980,928
	USD	5.75%	01/30/25	200,000	184,469	(2)
					2,165,397

Turkey - 3.31%
Hazine Mustesarligi Varl	USD	5.80%	02/21/22	9,400,000	9,671,718	(3)
Republic of Turkey:
	USD	6.25%	09/26/22	3,960,000	4,122,732
	USD	5.75%	03/22/24	5,448,000	5,543,340
	USD	6.00%	03/25/27	2,757,000	2,748,384
	USD	6.13%	10/24/28	6,241,000	6,232,224
	USD	6.88%	03/17/36	2,028,000	2,040,992
	USD	5.75%	05/11/47	7,842,000	6,730,641
					37,090,031

Ukraine - 1.90%
Ukraine Government:
	USD	7.75%	09/01/23	1,960,000	2,084,460	(2)
	USD	7.75%	09/01/25	627,000	664,153	(3)
	EUR	6.75%	06/20/26	3,552,000	4,252,099	(3)
	USD	7.75%	09/01/26	3,556,000	3,762,248	(3)
	USD	7.75%	09/01/26	3,071,000	3,249,118	(2)
	USD	7.75%	09/01/27	2,006,000	2,120,342	(3)
	USD	7.75%	09/01/27	3,027,000	3,199,539	(2)
	USD	9.75%	11/01/28	1,684,000	1,966,070	(2)
					21,298,029

United Arab Emirates - 0.39%
Abu Dhabi Govt Int'l	USD	4.13%	10/11/47	3,789,000	4,417,145	(3)

Uruguay - 1.32%
Republic of Uruguay:
	USD	4.38%	10/27/27	9,760,705	10,701,698
	USD	5.10%	06/18/50	1,080,000	1,294,481

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Uruguay (continued)
Republic of Uruguay: (continued)
	USD	4.98%	04/20/55	2,355,000	$2,777,428
					14,773,607

Venezuela - 0.30%
Republic of Venezuela:
	USD	7.75%	10/13/19	25,087,500	3,135,938	(4)
	USD	9.25%	05/07/28	1,927,000	240,875	(4)
					3,376,813

Zambia - 0.69%
Republic of Zambia:
	USD	5.38%	09/20/22	3,297,000	2,099,262	(3)
	USD	5.38%	09/20/22	3,998,000	2,545,602	(2)
	USD	8.50%	04/14/24	4,810,000	3,131,761	(3)
					7,776,625

TOTAL SOVEREIGN DEBT OBLIGATIONS					743,629,714
(Cost $755,149,809)

CORPORATE BONDS - 28.71%
Argentina - 0.29%
Pampa Energia SA:
	USD	7.38%	07/21/23	1,233,000	1,072,325	(3)
	USD	7.50%	01/24/27	1,384,000	1,067,842	(3)
Rio Energy SA	USD	6.88%	02/01/25	1,975,000	1,112,789	(3)
					3,252,956

Azerbaijan - 1.36%
Southern Gas Corridor CJSC:
	USD	6.88%	03/24/26	2,399,000	2,843,295	(3)
	USD	6.88%	03/24/26	6,488,000	7,689,577	(2)
State Oil Co. of the Azerbaijan Republic	USD	6.95%	03/18/30	3,836,000	4,687,113
					15,219,985

Bahrain - 0.69%
Oil and Gas Holding Co. BSCC	USD	7.63%	11/07/24	6,732,000	7,749,164	(3)

Brazil - 1.76%
Adecoagro SA	USD	6.00%	09/21/27	5,027,000	4,905,252	(3)
CSN Resources SA	USD	7.63%	04/17/26	1,566,000	1,608,331	(3)
Gol Finance SA	USD	7.00%	01/31/25	2,771,000	2,789,618	(3)
JSL Europe SA	USD	7.75%	07/26/24	1,909,000	2,051,698	(3)
Marb Bondco PLC	USD	6.88%	01/19/25	416,000	438,919	(3)
Minerva Luxembourg SA	USD	6.50%	09/20/26	2,232,000	2,364,525	(3)
MV24 Capital BV	USD	6.75%	06/01/34	2,411,000	2,493,335	(3)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	1,644,000	1,753,942	(3)
Usiminas International Sarl	USD	5.88%	07/18/26	1,351,000	1,379,709	(3)
					19,785,329

26	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Chile - 2.84%
Codelco, Inc.:
	USD	4.50%	09/16/25	6,128,000	$6,651,753	(3)
	USD	5.63%	10/18/43	1,497,000	1,902,594	(2)
	USD	4.38%	02/05/49	11,243,000	12,239,060	(3)
	USD	4.38%	02/05/49	1,550,000	1,687,320	(2)
Corp Nacional del Cobre de Chile:
	USD	3.63%	08/01/27	1,308,000	1,367,473	(3)
	USD	3.00%	09/30/29	3,880,000	3,820,172	(3)
Empresa Nacional del Petroleo	USD	5.25%	11/06/29	1,525,000	1,692,988	(2)
Geopark, Ltd.	USD	6.50%	09/21/24	2,393,000	2,447,216	(3)
					31,808,576

China - 2.14%
CNAC HK Finbridge Co., Ltd.	USD	5.13%	03/14/28	7,336,000	8,271,340
ENN Clean Energy International Investment, Ltd.	USD	7.50%	02/27/21	1,898,000	1,966,802
Sinopec Group Overseas Development 2017, Ltd.	USD	3.63%	04/12/27	4,435,000	4,659,749	(2)
Sinopec Group Overseas Development 2018, Ltd.	USD	4.25%	09/12/28	6,997,000	7,756,831	(2)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	1,283,000	1,285,406
					23,940,128

Colombia - 0.71%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	5,690,000	6,246,225	(3)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,940,000	1,719,325	(3)
					7,965,550

Costa Rica - 0.09%
Instituto Costarricense de Electricidad	USD	6.95%	11/10/21	1,000,000	1,048,438	(2)

Ecuador - 0.05%
Petroamazonas EP	USD	4.63%	02/16/20	602,500	591,625	(3)

Ghana - 0.37%
Kosmos Energy, Ltd.	USD	7.13%	04/04/26	3,333,000	3,473,715	(3)
Tullow Oil PLC	USD	6.25%	04/15/22	717,000	720,361	(3)
					4,194,076

Indonesia - 2.00%
Indonesia Asahan Aluminium Persero PT	USD	5.71%	11/15/23	2,367,000	2,609,987	(3)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	2,310,004	(2)
	USD	5.63%	05/20/43	4,428,000	5,110,189	(2)
	USD	6.45%	05/30/44	7,649,000	9,770,402	(2)
Perusahaan Listrik Negara PT	USD	5.45%	05/21/28	2,300,000	2,642,844	(2)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	49	(5)(6)
					22,443,475

Kazakhstan - 2.62%
KazMunayGas National Co. JSC:
	USD	4.75%	04/24/25	6,009,000	6,574,221	(3)
	USD	5.38%	04/24/30	1,737,000	2,010,215	(2)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Kazakhstan (continued)
KazMunayGas National Co. JSC: (continued)
	USD	5.75%	04/19/47	2,771,000	$3,256,632	(3)
	USD	6.38%	10/24/48	9,054,000	11,513,009	(3)
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	6,066,309	(3)
					29,420,386

Malaysia - 0.28%
1MDB Energy, Ltd.	USD	5.99%	05/11/22	3,000,000	3,176,250

Mexico - 4.03%
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	2,321,000	2,406,955	(3)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	1,486,000	1,532,902	(1)(3)(7)
	USD	7.50%	Perpetual	1,693,000	1,790,348	(1)(3)(7)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	3,289,000	3,341,932	(1)(3)
	USD	3.80%	08/11/26	2,056,000	2,089,089	(1)(2)
Cometa Energia SA de CV	USD	6.38%	04/24/35	2,970,954	3,203,060	(3)
Petroleos Mexicanos:
	USD	4.50%	01/23/26	1,485,000	1,458,121
	USD	6.88%	08/04/26	7,836,000	8,494,224
	USD	6.50%	03/13/27	5,477,000	5,747,016
	USD	9.50%	09/15/27	1,062,000	1,278,696
	USD	5.35%	02/12/28	4,555,000	4,422,905
	USD	5.63%	01/23/46	653,000	579,538
	USD	6.75%	09/21/47	3,084,000	3,052,196
	USD	7.69%	01/23/50	5,402,000	5,804,449	(3)
					45,201,431

Netherlands - 1.62%
MDGH - GMTN BV:
	USD	4.50%	11/07/28	707,000	801,672	(3)
	USD	4.50%	11/07/28	7,571,000	8,584,804	(2)
	USD	2.88%	11/07/29	8,664,000	8,718,150	(3)
					18,104,626

Nigeria - 0.13%
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	1,360,000	1,448,400	(3)

Panama - 0.74%
Aeropuerto Internacional de Tocumen SA:
	USD	5.63%	05/18/36	1,929,000	2,256,930	(2)
	USD	6.00%	11/18/48	2,638,000	3,277,715	(3)
C&W Senior Financing DAC	USD	6.88%	09/15/27	2,563,000	2,708,771	(3)
					8,243,416

Peru - 2.00%
Inkia Energy, Ltd.	USD	5.88%	11/09/27	113,000	116,973	(3)
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	2,726,324	2,140,164	(6)
Petroleos del Peru SA:
	USD	4.75%	06/19/32	2,020,000	2,183,178	(3)

28	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Peru (continued)
Petroleos del Peru SA: (continued)
	USD	4.75%	06/19/32	7,668,000	$8,287,430	(2)
	USD	5.63%	06/19/47	8,470,000	9,708,738	(2)
					22,436,483

Saudi Arabia - 1.48%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	8,740,000	9,329,076	(3)
Saudi Arabian Oil Co.:
	USD	2.88%	04/16/24	5,817,000	5,908,618	(2)
	USD	4.25%	04/16/39	1,305,000	1,408,095	(3)
					16,645,789

South Africa - 0.52%
Eskom Holdings SOC, Ltd.:
	USD	6.75%	08/06/23	2,041,000	2,056,307	(3)
	USD	7.13%	02/11/25	2,116,000	2,126,580	(3)
	USD	8.45%	08/10/28	1,516,000	1,620,462	(3)
					5,803,349

Ukraine - 0.69%
Metinvest BV	USD	7.75%	10/17/29	2,896,000	2,859,800	(3)
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	3,373,000	3,337,415	(3)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	700,000	734,234	(2)
Ukreximbank Via Biz Finance PLC	USD	9.63%	04/27/22	750,000	779,816	(2)
					7,711,265

United Arab Emirates - 1.51%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	4,449,000	4,777,114	(3)
	USD	4.60%	11/02/47	10,521,000	12,099,150	(3)
					16,876,264

Venezuela - 0.56%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	4,990,423	(2)(4)
	USD	6.00%	11/15/26	3,307,000	272,828	(2)(4)
	USD	5.38%	04/12/27	600,000	49,500	(4)
	USD	9.75%	05/17/35	11,517,000	950,152	(2)(4)
					6,262,903

Vietnam - 0.23%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	2,540,000	2,603,500	(3)

TOTAL CORPORATE BONDS					321,933,364
(Cost $326,711,010)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	29

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CREDIT LINKED NOTES - 0.89%
Iraq - 0.89%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	0.00%	01/01/28	251,292,986	1,885,042	(1)(5)(6)
	JPY	0.00%	01/01/28	540,480,242	4,044,464	(5)(6)
	JPY	0.00%	01/01/28	550,564,429	4,119,924	(5)(6)
					10,049,430

TOTAL CREDIT LINKED NOTES					10,049,430
(Cost $11,974,419)

	Contracts	Currency	Exercise Price	Expiration Date	Notional Amount	Value (Expressed in USD)
PURCHASED OPTIONS - 0.04%
Foreign Currency Call Option - 0.04%
Hong Kong Dollar (Goldman Sachs)	27,303,746	USD	7.86	9/1/2020	27,303,746	119,326
Hong Kong Dollar (Goldman Sachs)	65,528,992	USD	7.86	9/1/2020	65,528,992	292,192

TOTAL PURCHASED OPTIONS						411,518
(Cost $898,304)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 2.12%
Money Market Fund - 2.12%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	1.76%	N/A	23,788,318	23,790,697

TOTAL SHORT TERM INVESTMENTS					23,790,697
(Cost $23,785,833)

Total Investments - 98.07%					1,099,814,723
(Cost $1,118,519,375)
Other Assets In Excess of Liabilities - 1.93%					21,589,640	(8)

Net Assets - 100.00%					$1,121,404,363

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR	-	Euro Currency
EGP	-	Egyptian Pound
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

6M US L - 6 Month LIBOR as of November 30, 2019 was 1.90%

30	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2019, the aggregate market value of those securities was $303,995,606, which represents approximately 27.11% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $433,091,247, which represents approximately 38.62% of net assets as of November 30, 2019.
(4)	Security is in default and therefore is non-income producing.
(5)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(6)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(7)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(8)	Includes cash which is being held as collateral for forward foreign currency contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2019	Fund Delivering	U.S. $ Value at November 30, 2019	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	01/24/20	EUR	1,819,612	USD	1,817,500	2,112
J.P. Morgan Chase & Co.	01/24/20	USD	120,124,539	EUR	119,457,270	667,269
Morgan Stanley	01/24/20	USD	10,549,124	JPY	10,357,073	192,051
						$861,432
J.P. Morgan Chase & Co.	01/24/20	EUR	17,912,912	USD	18,034,671	(121,759)
J.P. Morgan Chase & Co.	01/24/20	USD	7,050,838	EUR	7,067,064	(16,226)
						$(137,985)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Lebanese Republic CDS SR 5Y(4)	Intercontinental Exchange	1.000%	USD	06/20/2023	30.890%	10,420,000	$(5,716,850)	$2,593,952	$(3,122,898)
							$(5,716,850)	$2,593,952	$(3,122,898)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION (OVER THE COUNTER)(1)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
Republic of Ecuador CDS SR 1Y(5)	Credit Suisse First Boston	5.000%	USD	12/20/2019	15.185%	1,200,000	$(7,067)	$22,546	$15,479
							$(7,067)	$22,546	$15,479

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	31

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms are utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on Lebanese Republic Sovereign Debt Obligation, USD denominated 6.65% fixed coupon, 11/03/2028 maturity.
(5)	Based on Republic of Ecuador Sovereign Debt Obligation, USD denominated 7.88% fixed coupon, 01/23/2028 maturity.

See Notes to Financial Statements.

32	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 90.71%
Aerospace/Defense - 1.27%
BBA US Holdings, Inc.	USD	4.00%	03/01/28	150,000	$151,358	(1)
TransDigm, Inc.	USD	6.25%	03/15/26	800,000	860,499	(1)
					1,011,857

Automotive - 0.92%
Dana Financing Luxembourg Sarl	USD	6.50%	06/01/26	275,000	291,266	(1)
Panther BF Aggregator 2 LP / Panther Finance Co., Inc.	USD	6.25%	05/15/26	420,000	446,515	(1)
					737,781

Building Products - 3.54%
Advanced Drainage Systems, Inc.	USD	5.00%	09/30/27	470,000	483,088	(1)
American Builders & Contractors Supply Co., Inc.	USD	4.00%	01/15/28	240,000	240,900	(1)
American Woodmark Corp.	USD	4.88%	03/15/26	450,000	458,844	(1)
Griffon Corp.	USD	5.25%	03/01/22	720,000	727,886
TopBuild Corp.	USD	5.63%	05/01/26	420,000	439,046	(1)
US Concrete, Inc.	USD	6.38%	06/01/24	455,000	474,333
					2,824,097

Chemicals - 3.66%
Axalta Coating Systems LLC	USD	4.88%	08/15/24	360,000	373,946	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	540,000	589,854
Element Solutions, Inc.	USD	5.88%	12/01/25	565,000	589,007	(1)
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	410,000	423,468	(1)
INEOS Group Holdings SA	USD	5.63%	08/01/24	218,000	224,337	(1)
OCI NV	USD	6.63%	04/15/23	690,000	721,740	(1)
					2,922,352

Construction Machinery - 0.65%
United Rentals North America, Inc.	USD	6.50%	12/15/26	475,000	519,615

Consumer Products - 2.75%
ACCO Brands Corp.	USD	5.25%	12/15/24	595,000	619,047	(1)
Energizer Holdings, Inc.	USD	5.50%	06/15/25	635,000	659,600	(1)
Prestige Brands, Inc.	USD	6.38%	03/01/24	280,000	292,247	(1)
Revlon Consumer Products Corp.	USD	6.25%	08/01/24	600,000	300,759
Spectrum Brands, Inc.	USD	5.75%	07/15/25	310,000	325,398
					2,197,051

Containers/Packaging - 2.45%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.:
	USD	6.00%	02/15/25	765,000	805,163	(1)
	USD	4.13%	08/15/26	155,000	157,615	(1)
Berry Global, Inc.	USD	5.13%	07/15/23	205,000	210,892
Crown Americas LLC / Crown Americas Capital Corp. VI	USD	4.75%	02/01/26	510,000	536,315
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	255,000	243,522	(1)
					1,953,507

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	33

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Diversified Manufacturing - 0.74%
SPX FLOW, Inc.	USD	5.63%	08/15/24	565,000	$590,659	(1)

Drillers/Services - 2.08%
Apergy Corp.	USD	6.38%	05/01/26	355,000	352,461
Nabors Industries, Inc.	USD	5.50%	01/15/23	680,000	600,100
SESI LLC:
	USD	7.13%	12/15/21	665,000	497,087
	USD	7.75%	09/15/24	360,000	206,851
					1,656,499

Electric - 3.95%
Calpine Corp.	USD	5.75%	01/15/25	540,000	549,450
Covanta Holding Corp.	USD	5.88%	07/01/25	580,000	607,791
Dynegy, Inc.	USD	8.00%	01/15/25	535,000	560,412	(1)
NRG Energy, Inc.	USD	5.75%	01/15/28	605,000	654,928
Vistra Operations Co. LLC:
	USD	5.63%	02/15/27	540,000	568,362	(1)
	USD	5.00%	07/31/27	200,000	208,255	(1)
					3,149,198

Environmental Services - 1.11%
GFL Environmental, Inc.	USD	8.50%	05/01/27	460,000	490,649	(1)
Waste Pro USA, Inc.	USD	5.50%	02/15/26	380,000	393,232	(1)
					883,881

Exploration & Production - 6.39%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	USD	7.88%	12/15/24	400,000	48,000	(2)
Antero Resources Corp.	USD	5.00%	03/01/25	425,000	276,250
Diamondback Energy, Inc.	USD	4.75%	11/01/24	495,000	514,251
Hilcorp Energy I LP / Hilcorp Finance Co.	USD	5.75%	10/01/25	545,000	475,014	(1)
Laredo Petroleum, Inc.:
	USD	5.63%	01/15/22	455,000	420,155
	USD	6.25%	03/15/23	70,000	60,542
Murphy Oil Corp.:
	USD	5.75%	08/15/25	425,000	436,144
	USD	5.88%	12/01/27	185,000	186,195
Oasis Petroleum, Inc.:
	USD	6.88%	03/15/22	528,000	494,670
	USD	6.25%	05/01/26	375,000	270,009	(1)
QEP Resources, Inc.	USD	5.25%	05/01/23	390,000	371,475
Range Resources Corp.	USD	5.00%	03/15/23	385,000	335,427
SM Energy Co.	USD	6.13%	11/15/22	340,000	332,456
Southwestern Energy Co.	USD	6.20%	01/23/25	328,000	286,183
Unit Corp.	USD	6.63%	05/15/21	450,000	232,763
Whiting Petroleum Corp.	USD	6.63%	01/15/26	625,000	357,828
					5,097,362

Financial Other - 0.59%
Springleaf Finance Corp.	USD	7.13%	03/15/26	405,000	467,522

Financial/Lease - 0.54%
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer	USD	6.75%	10/15/27	405,000	429,228	(1)

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Food and Beverage - 4.53%
B&G Foods, Inc.	USD	5.25%	04/01/25	550,000	$556,875
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	389,000	369,546	(1)
Cott Holdings, Inc.	USD	5.50%	04/01/25	505,000	530,245	(1)
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	USD	6.50%	04/15/29	710,000	788,347	(1)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	310,000	335,520	(1)
	USD	5.75%	03/15/25	290,000	301,597	(1)
Post Holdings, Inc.:
	USD	5.50%	03/01/25	330,000	346,909	(1)
	USD	5.00%	08/15/26	365,000	384,090	(1)
					3,613,129

Gaming - 3.46%
Boyd Gaming Corp.:
	USD	6.38%	04/01/26	280,000	299,550
	USD	6.00%	08/15/26	175,000	186,874
Churchill Downs, Inc.	USD	5.50%	04/01/27	350,000	373,563	(1)
Golden Nugget, Inc.	USD	6.75%	10/15/24	287,000	297,042	(1)
International Game Technology PLC	USD	6.25%	01/15/27	395,000	444,305	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	360,000	382,649	(1)
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.	USD	5.75%	02/01/27	345,000	386,831	(1)
Station Casinos LLC	USD	5.00%	10/01/25	385,000	391,738	(1)
					2,762,552

Gas Pipelines - 3.55%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
	USD	5.75%	03/01/27	1,005,000	796,488	(1)
	USD	5.75%	01/15/28	620,000	480,515	(1)
DCP Midstream Operating LP	USD	5.13%	05/15/29	465,000	473,055
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	USD	6.50%	07/15/27	1,015,000	1,085,124	(1)
					2,835,182

Healthcare - 6.23%
Bausch Health Cos., Inc.	USD	7.00%	01/15/28	545,000	598,398	(1)
Centene Corp.	USD	4.25%	12/15/27	401,000	413,531	(1)
Encompass Health Corp.:
	USD	5.75%	11/01/24	304,000	308,937
	USD	4.50%	02/01/28	165,000	169,508
HCA, Inc.:
	USD	5.38%	09/01/26	470,000	521,712
	USD	5.63%	09/01/28	555,000	628,551
Hologic, Inc.	USD	4.38%	10/15/25	370,000	382,025	(1)
IQVIA, Inc.	USD	5.00%	05/15/27	510,000	536,685	(1)
Tenet Healthcare Corp.:
	USD	4.63%	07/15/24	550,000	570,625
	USD	4.88%	01/01/26	310,000	322,400	(1)
	USD	6.25%	02/01/27	480,000	514,200	(1)
					4,966,572

Home Builders - 0.52%
KB Home	USD	4.80%	11/15/29	235,000	238,525

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	35

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Home Builders (continued)
PulteGroup, Inc.	USD	5.00%	01/15/27	165,000	$180,233
					418,758

Industrial Other - 1.50%
MasTec, Inc.	USD	4.88%	03/15/23	403,000	409,213
Mueller Water Products, Inc.	USD	5.50%	06/15/26	366,000	385,342	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	405,000	398,053
					1,192,608

Leisure - 1.12%
Cinemark USA, Inc.	USD	4.88%	06/01/23	476,000	484,325
Live Nation Entertainment, Inc.	USD	4.75%	10/15/27	400,000	413,010	(1)
					897,335

Life - 0.47%
Acrisure LLC / Acrisure Finance, Inc.	USD	8.13%	02/15/24	350,000	372,531	(1)

Media Cable - 8.34%
Altice France SA/France	USD	7.38%	05/01/26	700,000	749,018	(1)
Cablevision Systems Corp.	USD	5.88%	09/15/22	582,000	628,556
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	445,000	472,823	(1)
	USD	5.38%	06/01/29	405,000	434,879	(1)
	USD	5.50%	05/01/26	505,000	533,948	(1)
CSC Holdings LLC	USD	7.50%	04/01/28	990,000	1,117,287	(1)
DISH DBS Corp.	USD	7.75%	07/01/26	880,000	913,539
Midcontinent Communications / Midcontinent Finance Corp.	USD	5.38%	08/15/27	210,000	220,952	(1)
Telenet Finance Luxembourg Notes Sarl	USD	5.50%	03/01/28	600,000	640,200	(1)
UPCB Finance IV, Ltd.	USD	5.38%	01/15/25	430,000	442,900	(1)
Ziggo BV	USD	5.50%	01/15/27	465,000	493,422	(1)
					6,647,524

Media Other - 4.73%
AMC Networks, Inc.	USD	4.75%	08/01/25	655,000	651,725
Block Communications, Inc.	USD	6.88%	02/15/25	385,000	401,840	(1)
Diamond Sports Group LLC / Diamond Sports Finance Co.	USD	5.38%	08/15/26	360,000	366,074	(1)
Lions Gate Capital Holdings LLC	USD	6.38%	02/01/24	520,000	506,995	(1)
Netflix, Inc.:
	USD	4.88%	04/15/28	570,000	585,279
	USD	4.88%	06/15/30	260,000	262,600	(1)
Sirius XM Radio, Inc.:
	USD	4.63%	07/15/24	235,000	246,750	(1)
	USD	5.00%	08/01/27	710,000	749,068	(1)
					3,770,331

Metals/Mining/Steel - 2.68%
FMG Resources August 2006 Pty, Ltd.	USD	4.50%	09/15/27	430,000	431,086	(1)
Freeport-McMoRan, Inc.:
	USD	4.55%	11/14/24	419,000	441,400
	USD	5.00%	09/01/27	415,000	426,941
Kaiser Aluminum Corp.:
	USD	5.88%	05/15/24	405,000	421,402

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Metals/Mining/Steel (continued)
Kaiser Aluminum Corp. (continued)
	USD	4.63%	03/01/28	405,000	$416,705	(1)
					2,137,534

Paper/Forest Products - 3.50%
Boise Cascade Co.	USD	5.63%	09/01/24	605,000	630,964	(1)
Cascades, Inc.	USD	5.50%	07/15/22	757,000	768,885	(1)
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	495,000	512,530
Mercer International, Inc.	USD	5.50%	01/15/26	428,000	429,081
Norbord, Inc.	USD	6.25%	04/15/23	420,000	449,049	(1)
					2,790,509

Pharmaceuticals - 3.16%
Bausch Health Cos., Inc.	USD	6.13%	04/15/25	850,000	886,100	(1)
Catalent Pharma Solutions, Inc.	USD	5.00%	07/15/27	390,000	405,531	(1)
Charles River Laboratories International, Inc.:
	USD	5.50%	04/01/26	615,000	656,403	(1)
	USD	4.25%	05/01/28	75,000	75,750	(1)
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.00%	02/01/25	480,000	300,149	(1)
Par Pharmaceutical, Inc.	USD	7.50%	04/01/27	210,000	198,980	(1)
					2,522,913

Restaurants - 0.54%
1011778 BC ULC / New Red Finance, Inc.:
	USD	3.88%	01/15/28	165,000	166,448	(1)
	USD	4.38%	01/15/28	260,000	261,625	(1)
					428,073

Retail Food/Drug - 1.90%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
	USD	6.63%	06/15/24	480,000	504,725
	USD	5.75%	03/15/25	190,000	194,354
	USD	5.88%	02/15/28	205,000	214,957	(1)
Ingles Markets, Inc.	USD	5.75%	06/15/23	585,000	598,157
					1,512,193

Retail Non Food/Drug - 0.93%
Murphy Oil USA, Inc.	USD	4.75%	09/15/29	355,000	375,669
Party City Holdings, Inc.	USD	6.63%	08/01/26	605,000	364,405	(1)
					740,074

Satellite - 1.39%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	565,000	621,696
ViaSat, Inc.	USD	5.63%	04/15/27	455,000	485,144	(1)
					1,106,840

Services Other - 1.76%
MSCI, Inc.	USD	4.00%	11/15/29	335,000	337,512	(1)
Resideo Funding, Inc.	USD	6.13%	11/01/26	550,000	529,389	(1)
WW International, Inc.	USD	8.63%	12/01/25	515,000	538,389	(1)
					1,405,290

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	37

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Technology - 3.52%
Entegris, Inc.	USD	4.63%	02/10/26	465,000	$481,644	(1)
Nuance Communications, Inc.	USD	5.63%	12/15/26	525,000	559,032
Qorvo, Inc.	USD	5.50%	07/15/26	460,000	490,187
Seagate HDD Cayman	USD	4.88%	06/01/27	755,000	798,438
SS&C Technologies, Inc.	USD	5.50%	09/30/27	445,000	476,962	(1)
					2,806,263

Textile/Apparel - 1.81%
Hanesbrands, Inc.	USD	4.63%	05/15/24	480,000	506,395	(1)
Levi Strauss & Co.	USD	5.00%	05/01/25	473,000	488,569
William Carter	USD	5.63%	03/15/27	415,000	448,126	(1)
					1,443,090

Transportation Non Air/Rail - 0.56%
XPO Logistics, Inc.:
	USD	6.13%	09/01/23	235,000	243,222	(1)
	USD	6.75%	08/15/24	190,000	206,534	(1)
					449,756

Wireless - 2.55%
Sprint Corp.	USD	7.63%	02/15/25	1,035,000	1,136,223
T-Mobile USA, Inc.:
	USD	6.50%	01/15/26	360,000	386,109
	USD	5.38%	04/15/27	475,000	508,759
					2,031,091

Wirelines - 1.32%
Level 3 Financing, Inc.	USD	4.63%	09/15/27	400,000	408,010	(1)
Zayo Group LLC / Zayo Capital, Inc.	USD	5.75%	01/15/27	630,000	644,394	(1)
					1,052,404

TOTAL CORPORATE BONDS					72,343,161
(Cost $71,898,515)

BANK LOANS - 5.82%(3)
Automotive - 0.57%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	456,702	455,131

Consumer Products - 0.53%
Revlon Consumer Products Corp. - Initial Term B Loan, Series Initial B	USD	3M US L + 3.50%	09/07/23	577,767	426,103

Containers/Packaging - 0.43%
Flex Acquisition Company, Inc. (aka Novolex) - Initial Term Loan	USD	3M US L + 3.00%	12/29/23	349,296	339,253

Diversified Manufacturing - 0.27%
Blount International, Inc. - New Refinancing Term Loan	USD	3M US L + 3.75%	04/12/23	214,327	214,640

Financial Other - 0.80%
Financial & Risk US Holdings, Inc. (aka Refinitiv) - Initial Dollar Term Loan	USD	1M US L + 3.75%	10/01/25	634,600	639,029

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Healthcare - 1.24%
Envision Healthcare Corporation - Initial Term Loan	USD	1M US L + 3.75%	10/10/25	440,941	$352,091
RegionalCare Hospital Partners Holdings, Inc. - Term B Loan (First Lien)	USD	1M US L + 4.50%	11/16/25	635,147	639,051
					991,142

Industrial Other - 1.35%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/29/25	512,335	514,416
Gates Global LLC - Initial B-2 Dollar Term Loan	USD	1M US L + 2.75%	03/31/24	561,050	560,349
					1,074,765

Technology - 0.63%
Avaya, Inc. - Tranche B Term Loan	USD	1M US L + 4.25%	12/15/24	527,046	504,120

TOTAL BANK LOANS					4,644,183
(Cost $4,750,866)

COMMON/PREFERRED STOCKS - 0.00%(4)
Amplify Energy Corp.	USD			10	55
Euronav NV	USD			31	337

TOTAL COMMON/PREFERRED STOCKS					392
(Cost $0)

WARRANTS - 0.00%(4)(5)
Exploration & Production - 0.00%(4)
Amplify Energy Corp.
expires 04/21/2020, strike price $46.000	USD			3,392	34	(6)

TOTAL WARRANTS					34
(Cost $111)

SHORT TERM INVESTMENTS - 2.56%
Money Market Mutual Funds - 2.56%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	1.76%	N/A	2,037,820	2,038,023

TOTAL SHORT TERM INVESTMENTS					2,038,023
(Cost $2,037,937)

Total Investments - 99.09%					79,025,793
(Cost $78,687,429)
Other Assets in Excess of Liabilities - 0.91%					723,768

Net Assets - 100.00%					$79,749,561

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	39

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2019 (Unaudited)

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of November 30, 2019 was 1.70%

3M US L - 3 Month LIBOR as of November 30, 2019 was 1.91%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $43,271,173, which represents approximately 54.26% of net assets as of November 30, 2019.
(2)	Security is in default and therefore is non-income producing.
(3)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(4)	Amount represents less than 0.005% of net assets.
(5)	Non-income producing security.
(6)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Financial Statements.

40	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 82.50%
Argentina - 0.48%
Republic of Argentina:
	EUR	7.82%	12/31/33	4,253,537	$2,203,540
					2,203,540

Brazil - 9.68%
Nota Do Tesouro Nacional:
	BRL	0.00%	07/01/20	49,810,000	11,482,319	(1)
	BRL	10.00%	01/01/21	45,140,000	11,240,296
	BRL	10.00%	01/01/23	33,950,000	8,903,340
	BRL	10.00%	01/01/25	3,410,000	922,369
	BRL	10.00%	01/01/27	31,120,000	8,617,379
	BRL	10.00%	01/01/29	10,721,000	3,029,540
					44,195,243

Chile - 2.33%
Republic of Chile:
	CLP	4.50%	03/01/26	4,420,000,000	5,982,371
	CLP	4.70%	09/01/30	3,310,000,000	4,673,280	(2)
					10,655,651

Colombia - 6.05%
Bogota Distrio Capital	COP	9.75%	07/26/28	18,392,000,000	5,948,389	(3)
Republic of Colombia	COP	9.85%	06/28/27	1,610,000,000	571,637
Titulos De Tesoreria:
	COP	7.00%	05/04/22	12,370,000,000	3,660,420
	COP	10.00%	07/24/24	9,977,000,000	3,342,895
	COP	7.50%	08/26/26	24,382,700,000	7,501,743
	COP	6.00%	04/28/28	9,205,300,000	2,575,928
	COP	7.75%	09/18/30	12,844,000,000	3,990,033
					27,591,045

Czech Republic - 3.01%
Czech Republic Government:
	CZK	1.00%	06/26/26	75,100,000	3,165,827
	CZK	0.25%	02/10/27	114,320,000	4,543,057
	CZK	0.95%	05/15/30	133,130,000	5,457,087
	CZK	4.20%	12/04/36	9,810,000	589,120
					13,755,091

Egypt - 0.59%
Egypt Government Bond	EGP	15.60%	08/06/26	40,610,000	2,704,799

Indonesia - 12.46%
Republic of Indonesia:
	IDR	7.00%	05/15/22	100,000,000,000	7,227,933
	IDR	8.38%	03/15/24	10,806,000,000	818,207
	IDR	11.00%	09/15/25	86,142,000,000	7,290,465
	IDR	8.38%	09/15/26	61,800,000,000	4,727,558

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	41

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia (continued)
Republic of Indonesia: (continued)
	IDR	7.00%	05/15/27	29,350,000,000	$2,080,822
	IDR	9.00%	03/15/29	25,868,000,000	2,044,865
	IDR	8.75%	05/15/31	11,100,000,000	864,863
	IDR	8.25%	06/15/32	168,880,000,000	12,601,645
	IDR	6.63%	05/15/33	93,870,000,000	6,139,318
	IDR	8.38%	03/15/34	81,000,000,000	6,144,630
	IDR	8.25%	05/15/36	2,900,000,000	216,909
	IDR	7.50%	05/15/38	58,400,000,000	4,088,621
	IDR	8.38%	04/15/39	34,472,000,000	2,606,479
					56,852,315

Malaysia - 2.55%
Malaysia Government:
	MYR	3.62%	11/30/21	5,950,000	1,440,380
	MYR	3.96%	09/15/25	3,780,000	935,067
	MYR	3.91%	07/15/26	12,800,000	3,168,356
	MYR	3.73%	06/15/28	2,350,000	574,207
	MYR	3.89%	08/15/29	16,900,000	4,198,192
	MYR	4.50%	04/15/30	5,180,000	1,340,115
					11,656,317

Mexico - 7.60%
Mexican Bonos:
	MXN	8.00%	06/11/20	95,000	4,891
	MXN	8.00%	12/07/23	34,720,000	1,843,211
	MXN	8.00%	09/05/24	81,110,000	4,323,440
	MXN	5.75%	03/05/26	246,710,000	11,828,939
	MXN	7.50%	06/03/27	57,540,000	3,018,388
	MXN	7.75%	05/29/31	45,295,000	2,424,142
	MXN	7.75%	11/23/34	49,686,000	2,660,730
	MXN	10.00%	11/20/36	47,726,000	3,093,747
	MXN	7.75%	11/13/42	103,120,000	5,504,882
					34,702,370

Peru - 3.96%
Republic of Peru:
	PEN	5.94%	02/12/29	10,020,000	3,333,914	(2)
	PEN	6.15%	08/12/32	36,310,000	12,095,152	(2)
	PEN	5.40%	08/12/34	8,530,000	2,622,968	(2)
					18,052,034

Poland - 4.84%
Republic of Poland:
	PLN	3.25%	07/25/25	18,100,000	4,976,541
	PLN	2.50%	07/25/26	7,250,000	1,922,260
	PLN	2.50%	07/25/27	27,300,000	7,251,551
	PLN	2.75%	04/25/28	29,303,000	7,920,185
					22,070,537

42	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Romania - 1.19%
Romania Government Bond	RON	5.00%	02/12/29	22,800,000	$5,414,077

Russia - 8.65%
Russian Federation:
	RUB	7.40%	12/07/22	316,310,000	5,123,821
	RUB	7.75%	09/16/26	466,680,000	7,870,224
	RUB	7.95%	10/07/26	150,320,000	2,561,921
	RUB	8.50%	09/17/31	1,051,630,000	19,150,026
	RUB	7.70%	03/23/33	278,000,000	4,766,085
					39,472,077

South Africa - 10.21%
Republic of South Africa:
	ZAR	7.75%	02/28/23	66,460,000	4,575,098
	ZAR	10.50%	12/21/26	146,770,000	11,083,956
	ZAR	7.00%	02/28/31	186,020,000	10,574,810
	ZAR	8.88%	02/28/35	23,660,000	1,488,950
	ZAR	6.25%	03/31/36	371,190,000	17,911,571
	ZAR	6.50%	02/28/41	20,680,000	964,499
					46,598,884

Thailand - 4.81%
Thailand Government:
	THB	2.88%	12/17/28	260,700,000	9,549,346
	THB	3.78%	06/25/32	207,500,000	8,400,837
	THB	4.68%	06/29/44	78,759,000	3,987,517
					21,937,700

Turkey - 3.92%
Inter-American Development Bank	TRY	25.00%	09/28/20	5,100,000	973,295
Republic of Turkey:
	TRY	11.00%	03/02/22	5,480,000	939,184
	TRY	10.70%	08/17/22	20,300,000	3,440,259
	TRY	12.20%	01/18/23	19,300,000	3,376,514
	TRY	10.40%	03/20/24	16,856,600	2,771,691
	TRY	8.00%	03/12/25	4,480,000	661,453
	TRY	11.00%	02/24/27	34,850,000	5,724,242
					17,886,638

Uruguay - 0.17%
Republic of Uruguay	UYU	8.50%	03/15/28	34,090,000	761,681	(2)

TOTAL SOVEREIGN DEBT OBLIGATIONS					376,509,999
(Cost $398,780,094)

CORPORATE BONDS - 6.43%
Brazil - 1.06%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	17,535,000	4,842,632	(2)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	43

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Kazakhstan - 0.14%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	266,250,000	$639,517	(2)

Mexico - 5.23%
America Movil SAB de CV	MXN	6.45%	12/05/22	356,170,000	17,665,762
Petroleos Mexicanos	MXN	7.47%	11/12/26	139,850,000	6,195,137
					23,860,899

TOTAL CORPORATE BONDS					29,343,048
(Cost $30,154,787)

SHORT TERM INVESTMENTS - 0.49%
Money Market Fund - 0.49%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	1.76%	N/A	2,217,115	2,217,336

TOTAL SHORT TERM INVESTMENTS					2,217,336
(Cost $2,217,336)

Total Investments - 89.42%					408,070,383
(Cost $431,152,217)
Other Assets In Excess of Liabilities - 10.58%					48,304,942

Net Assets - 100.00%					$456,375,325

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Colombian Peso
CZK	-	Czech Republic Koruna
EGP	-	Egyptian Pound
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $28,969,144, which represents approximately 6.35% of net assets as of November 30, 2019.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2019, the aggregate market value of those securities was $5,948,389, which represents approximately 1.30% of net assets.

44	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2019 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2019	Fund Delivering	U.S. $ Value at November 30, 2019	Unrealized Appreciation/ (Depreciation)
Citigroup Global Market	01/03/20	BRL	2,684,239	USD	2,668,996	15,243
Citigroup Global Market	12/06/19	COP	5,100,646	USD	5,085,172	15,474
Citigroup Global Market	12/20/19	USD	4,795,275	COP	4,697,919	97,356
Citigroup Global Market	12/06/19	USD	562,106	CZK	558,756	3,350
Citigroup Global Market	01/24/20	USD	6,516,118	MXN	6,458,304	57,814
Citigroup Global Market	12/20/19	USD	3,159,430	PEN	3,117,763	41,667
Citigroup Global Market	12/06/19	THB	6,217,034	USD	6,214,212	2,822
Citigroup Global Market	12/20/19	THB	1,548,357	USD	1,546,711	1,646
Goldman Sachs & Co.	01/24/20	USD	704,931	EUR	702,404	2,527
Goldman Sachs & Co.	01/29/20	HUF	6,472,974	USD	6,456,382	16,592
Goldman Sachs & Co.	01/29/20	USD	1,100,045	HUF	1,098,106	1,939
Goldman Sachs & Co.	01/24/20	USD	5,006,928	MXN	4,966,033	40,895
Goldman Sachs & Co.	12/20/19	USD	1,559,974	PEN	1,539,172	20,802
Goldman Sachs & Co.	12/20/19	USD	12,036,794	RUB	12,006,496	30,298
Goldman Sachs & Co.	12/20/19	THB	6,206,090	USD	6,197,650	8,440
Goldman Sachs & Co.	12/13/19	ZAR	2,627,098	USD	2,616,313	10,785
J.P. Morgan Chase & Co.	12/03/19	USD	329,024	BRL	310,839	18,185
J.P. Morgan Chase & Co.	01/03/20	BRL	6,137,931	USD	6,104,720	33,211
J.P. Morgan Chase & Co.	01/29/20	HUF	6,343,069	USD	6,326,101	16,968
J.P. Morgan Chase & Co.	12/27/19	IDR	319,992	USD	319,944	48
J.P. Morgan Chase & Co.	01/24/20	USD	2,575,656	MXN	2,553,443	22,213
J.P. Morgan Chase & Co.	12/06/19	PLN	17,980,312	USD	17,915,375	64,937
J.P. Morgan Chase & Co.	12/20/19	THB	1,889,902	USD	1,887,113	2,789
						$526,001
Citigroup Global Market	12/03/19	BRL	2,688,664	USD	2,847,150	(158,486)
Citigroup Global Market	12/27/19	CLP	5,373,980	USD	5,421,940	(47,960)
Citigroup Global Market	12/06/19	CZK	5,892,657	USD	5,970,515	(77,858)
Citigroup Global Market	12/03/19	USD	2,673,321	BRL	2,688,665	(15,344)
Goldman Sachs & Co.	12/06/19	CZK	2,593,342	USD	2,627,906	(34,564)
Goldman Sachs & Co.	12/13/19	USD	9,670,972	ZAR	9,844,717	(173,745)
J.P. Morgan Chase & Co.	12/03/19	BRL	6,458,890	USD	6,848,492	(389,602)
J.P. Morgan Chase & Co.	01/03/20	BRL	317,166	USD	317,903	(737)
J.P. Morgan Chase & Co.	12/27/19	CLP	1,086,376	USD	1,097,866	(11,490)
J.P. Morgan Chase & Co.	12/06/19	CZK	7,149,988	USD	7,244,649	(94,661)
J.P. Morgan Chase & Co.	12/27/19	USD	7,583,944	IDR	7,585,085	(1,141)
J.P. Morgan Chase & Co.	12/03/19	USD	6,114,400	BRL	6,148,050	(33,650)
Morgan Stanley	12/06/19	RUB	11,362,075	USD	11,384,647	(22,572)
						$(1,061,810)

See Notes to Financial Statements

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	45

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 0.95%
Argentina - 0.22%
Republic of Argentina	USD	5.88%	01/11/28	97,000	$38,751

Qatar - 0.73%
State of Qatar:
	USD	5.10%	04/23/48	86,000	110,389	(1)
	USD	4.82%	03/14/49	15,000	18,584	(1)
					128,973

TOTAL SOVEREIGN DEBT OBLIGATIONS					167,724
(Cost $155,823)

CORPORATE BONDS - 92.34%
Algeria - 0.93%
GTH Finance BV	USD	7.25%	04/26/23	146,000	163,839	(1)

Argentina - 2.17%
Pampa Energia SA	USD	7.50%	01/24/27	48,000	37,035	(1)
Rio Energy SA	USD	6.88%	02/01/25	265,000	149,311	(1)
Transportadora de Gas del Sur SA YPF SA:	USD	6.75%	05/02/25	56,000	46,585	(1)
	USD	8.50%	07/28/25	75,000	62,332	(1)
	USD	6.95%	07/21/27	115,000	88,155	(2)
					383,418

Brazil - 8.18%
Adecoagro SA	USD	6.00%	09/21/27	74,000	72,208	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	55,000	62,657	(1)(3)(4)
BRF GmbH	USD	4.35%	09/29/26	81,000	81,481	(1)
CSN Resources SA	USD	7.63%	04/17/26	105,000	107,838	(1)
Gol Finance SA	USD	7.00%	01/31/25	137,000	137,920	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	76,000	78,434	(1)(3)(4)
JSL Europe SA	USD	7.75%	07/26/24	36,000	38,691	(1)
Klabin Austria GmbH	USD	7.00%	04/03/49	87,000	92,764	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	171,000	181,153	(1)
MV24 Capital BV	USD	6.75%	06/01/34	127,000	131,337	(1)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	72,000	76,815	(1)
Petrobras Global Finance BV:
	USD	8.75%	05/23/26	73,000	93,020
	USD	5.75%	02/01/29	58,000	63,927
	USD	6.90%	03/19/49	102,000	117,066
Usiminas International Sarl	USD	5.88%	07/18/26	66,000	67,402	(1)
Vale Overseas, Ltd.	USD	6.25%	08/10/26	37,000	42,851
					1,445,564

46	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Chile - 2.97%
Celulosa Arauco y Constitucion SA	USD	5.50%	04/30/49	97,000	$100,185	(1)
Colbun SA	USD	4.50%	07/10/24	64,000	68,069	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	95,816	98,002	(1)
Empresa Nacional de Telecomunicaciones SA:
	USD	4.88%	10/30/24	75,000	77,836	(1)
	USD	4.75%	08/01/26	11,000	11,435	(1)
Geopark, Ltd.	USD	6.50%	09/21/24	165,000	168,738	(1)
					524,265

China - 6.94%
Bank of China, Ltd.	USD	5.00%	11/13/24	80,000	87,700	(2)
CNAC HK Finbridge Co., Ltd.	USD	5.13%	03/14/28	200,000	225,500
CNRC Capitale, Ltd.	USD	3.90%	Perpetual	200,000	202,719	(3)(4)
Country Garden Holdings Co., Ltd.	USD	4.75%	07/25/22	200,000	202,156
ENN Clean Energy International Investment, Ltd.	USD	7.50%	02/27/21	200,000	207,250
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	103,000	101,326	(2)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	200,000	200,375
					1,227,026

Colombia - 5.40%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	148,000	162,468	(1)
Bancolombia SA	USD	4.88%	10/18/27	94,000	95,998	(3)
Ecopetrol SA:
	USD	5.38%	06/26/26	149,000	164,891
	USD	7.38%	09/18/43	116,000	154,370
Empresas Publicas de Medellin ESP	USD	4.25%	07/18/29	79,000	81,208	(1)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	220,000	194,975	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	67,000	68,832	(1)
Oleoducto Central SA	USD	4.00%	05/07/21	30,000	30,670	(1)
					953,412

Ghana - 1.62%
Kosmos Energy, Ltd.	USD	7.13%	04/04/26	275,000	286,610	(1)

Guatemala - 0.47%
Comcel Trust via Comunicaciones Celulares SA	USD	6.88%	02/06/24	19,000	19,561	(1)
Energuate Trust	USD	5.88%	05/03/27	63,000	64,152	(1)
					83,713

Hong Kong - 3.04%
CK Hutchison Capital Securities 17, Ltd.	USD	4.00%	Perpetual	120,000	121,275	(1)(3)(4)
CK Hutchison International 17 II, Ltd.	USD	3.25%	09/29/27	200,000	205,813	(2)
Towngas Finance, Ltd.	USD	4.75%	Perpetual	200,000	209,937	(3)(4)
					537,025

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	47

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
India - 3.62%
ABJA Investment Co. Pte, Ltd.	USD	5.95%	07/31/24	200,000	$209,719
Adani Renewable Energy RJ, Ltd./Kodangal Solar Parks Pvt Ltd/Wardha Solar Maharash	USD	4.63%	10/15/39	95,000	96,662	(1)
Adani Transmission, Ltd.	USD	4.25%	05/21/36	87,000	87,888	(1)
Bharti Airtel, Ltd.	USD	4.38%	06/10/25	48,000	48,345	(2)
Greenko Dutch BV	USD	5.25%	07/24/24	43,000	43,773	(1)
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	93,000	87,420	(1)(3)(4)
Vedanta Resources Finance II PLC	USD	9.25%	04/23/26	30,000	29,325	(1)
Vedanta Resources, Ltd.:
	USD	6.38%	07/30/22	17,000	16,649	(1)
	USD	6.13%	08/09/24	21,000	18,894	(1)
					638,675

Indonesia - 3.02%
Indo Energy Finance II BV	USD	6.38%	01/24/23	43,890	44,260	(2)
Listrindo Capital BV	USD	4.95%	09/14/26	177,000	180,955	(1)
Minejesa Capital BV	USD	4.63%	08/10/30	140,000	144,375	(1)
Perusahaan Gas Negara Tbk PT	USD	5.13%	05/16/24	100,000	108,828	(2)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.)	USD	6.50% Cash + 1.00% PIK	12/11/22	70,900	55,751	(5)
					534,169

Israel - 3.11%
Altice Financing SA:
	USD	6.63%	02/15/23	89,000	91,225	(1)
	USD	7.50%	05/15/26	122,000	130,076	(1)
Teva Pharmaceutical Finance Netherlands III BV:
	USD	7.13%	01/31/25	288,000	295,128	(1)
	USD	3.15%	10/01/26	40,000	32,588
					549,017

Kazakhstan - 0.12%
Nostrum Oil & Gas Finance BV	USD	7.00%	02/16/25	40,000	21,406	(1)

Macau - 3.26%
Las Vegas Sands Corp.	USD	3.50%	08/18/26	67,000	68,218
Melco Resorts Finance, Ltd.:
	USD	4.88%	06/06/25	130,000	133,352	(1)
	USD	5.38%	12/04/29	90,000	92,081	(1)
Sands China, Ltd.	USD	5.13%	08/08/25	209,000	230,488
Studio City Co., Ltd.	USD	7.25%	11/30/21	51,000	52,187	(1)
					576,326

Malaysia - 3.55%
Axiata SPV2 Bhd	USD	4.36%	03/24/26	200,000	215,344
Gohl Capital, Ltd.	USD	4.25%	01/24/27	200,000	208,812
TNB Global Ventures Capital Bhd	USD	3.24%	10/19/26	200,000	202,375
					626,531

48	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico - 6.07%
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	189,000	$195,999	(1)
Banco Mercantil del Norte SA/Grand Cayman	USD	6.75%	Perpetual	87,000	89,746	(1)(3)(4)
BBVA Bancomer SA	USD	6.75%	09/30/22	56,000	60,844	(1)
Cemex SAB de CV:
	USD	6.13%	05/05/25	106,000	110,041	(1)
	USD	7.75%	04/16/26	108,000	117,045	(1)
Cometa Energia SA de CV	USD	6.38%	04/24/35	126,944	136,862	(1)
Metalsa SA de CV	USD	4.90%	04/24/23	36,000	37,007	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	77,321	83,423	(1)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	133,000	134,039	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	83,000	108,276
					1,073,282

Morocco - 0.96%
OCP SA:
	USD	5.63%	04/25/24	21,000	23,121	(1)
	USD	4.50%	10/22/25	138,000	146,970	(1)
					170,091

Nigeria - 1.75%
Access Bank PLC	USD	10.50%	10/19/21	22,000	24,557	(1)
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	244,000	259,860	(1)
United Bank for Africa PLC	USD	7.75%	06/08/22	24,000	25,504	(1)
					309,921

Panama - 0.96%
C&W Senior Financing DAC	USD	7.50%	10/15/26	157,000	168,971	(1)

Peru - 3.36%
Banco BBVA Peru SA	USD	5.00%	08/26/22	76,000	80,643	(1)
Cia Minera Milpo SAA	USD	4.63%	03/28/23	112,000	115,955	(1)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	164,000	169,765	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	143,000	151,737	(1)
	USD	4.13%	08/16/27	74,000	75,526	(1)
					593,626

Philippines - 1.15%
Royal Capital BV	USD	4.88%	Perpetual	200,000	202,678	(3)(4)

Qatar - 1.92%
Ooredoo International Finance, Ltd.:
	USD	3.75%	06/22/26	302,000	318,421	(1)
	USD	3.88%	01/31/28	20,000	21,485	(1)
					339,906

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	49

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Russia - 4.03%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	239,000	$264,170	(1)
Sberbank of Russia Via SB Capital SA	USD	5.25%	05/23/23	390,000	415,594	(1)
VTB Bank PJSC Via VTB Eurasia DAC	USD	9.50%	Perpetual	30,000	33,084	(1)(3)(4)
					712,848

Saudi Arabia - 3.79%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	413,000	440,835	(1)
Arabian Centres Co., Ltd.	USD	5.38%	11/26/24	188,000	191,995	(1)
Saudi Electricity Global Sukuk Co. 2	USD	5.06%	04/08/43	32,000	36,352	(1)
					669,182

Singapore - 1.15%
United Overseas Bank, Ltd.	USD	5Y US S + 1.794%	12/31/49	200,000	203,969	(3)

South Africa - 1.02%
Eskom Holdings SOC, Ltd.	USD	5.75%	01/26/21	69,000	68,983	(1)
Prosus NV	USD	5.50%	07/21/25	99,000	110,687	(1)
					179,670

South Korea - 3.48%
Korea Hydro & Nuclear Power Co., Ltd.	USD	3.13%	07/25/27	130,000	135,627	(2)
KT Corp.	USD	2.50%	07/18/26	150,000	148,523	(2)
Shinhan Bank Co., Ltd.	USD	3.88%	03/24/26	316,000	330,467	(2)
					614,617

Thailand - 2.29%
Bangkok Bank PCL	USD	5Y US TI + 1.90%	09/25/34	110,000	111,413	(1)(3)
PTT Treasury Center Co., Ltd.	USD	4.50%	10/25/42	60,000	68,064	(1)
PTTEP Treasury Center Co., Ltd.	USD	4.60%	Perpetual	172,000	177,725	(2)(3)(4)
Thaioil Treasury Center Co., Ltd.	USD	4.88%	01/23/43	40,000	48,066	(2)
					405,268

Turkey - 2.56%
Turk Telekomunikasyon AS	USD	6.88%	02/28/25	98,000	104,891	(1)
Turkiye Garanti Bankasi AS	USD	5.88%	03/16/23	212,000	217,234	(1)
Turkiye Is Bankasi AS	USD	5.00%	04/30/20	129,000	130,209	(1)
					452,334

Ukraine - 2.88%
DTEK Finance PLC	USD	10.75 PIK%	12/31/24	81,000	83,114	(5)
Metinvest BV:
	USD	7.75%	04/23/23	200,000	207,550	(1)
	USD	7.75%	10/17/29	221,000	218,237	(1)
					508,901

United Arab Emirates - 3.99%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	69,000	74,089	(1)
	USD	4.60%	11/02/47	336,000	386,400	(1)

50	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
United Arab Emirates (continued)
MAF Global Securities, Ltd.	USD	5.50%	Perpetual	239,000	$243,593	(3)(4)
					704,082

Vietnam - 1.02%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	176,000	180,400	(1)

Zambia - 1.56%
First Quantum Minerals, Ltd.:
	USD	7.25%	04/01/23	64,000	64,400	(1)
	USD	6.50%	03/01/24	67,000	65,210	(1)
	USD	7.50%	04/01/25	65,000	64,106	(1)
	USD	6.88%	03/01/26	84,000	81,493	(1)
					275,209

TOTAL CORPORATE BONDS					16,315,951
(Cost $15,694,496)

SHORT TERM INVESTMENTS - 6.37%
Money Market Fund - 6.37%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	1.76%	N/A	1,124,691	1,124,804

TOTAL SHORT TERM INVESTMENTS					1,124,804
(Cost $1,124,796)

Total Investments - 99.66%					17,608,479
(Cost $16,975,115)
Other Assets In Excess of Liabilities - 0.34%					60,647

Net Assets - 100.00%					$17,669,126

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,875,104, which represents approximately 61.55% of net assets as of November 30, 2019.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2019, the aggregate market value of those securities was $1,524,834, which represents approximately 8.63% of net assets.
(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(5)	Payment-in-kind securities.

See Notes to Financial Statements

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	51

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 11.09%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	25,000	$26,976	(1)
Aqua Finance Trust 2019-A, Series 2019-A	USD	3.14%	09/15/25	71,781	72,067	(1)
BX Commercial Mortgage Trust, Series 2019-IMC	USD	1M US L + 1.30%	04/15/21	75,000	75,083	(1)(2)
Citigroup Commercial Mortgage Trust, Series 2019-SST2	USD	1M US L + 0.92%	02/15/22	50,000	49,956	(1)(2)
CLNY Trust 2019-IKPR, Series 2019-IKPR	USD	1M US L + 1.227%	11/15/21	50,000	49,715	(1)(2)
Drive Auto Receivables Trust, Series 2019-1	USD	3.78%	04/15/25	50,000	50,892
Fannie Mae Pool:
Series 2015	USD	12M US L + 1.593%	11/01/45	80,646	82,091	(2)(3)
Series 2016	USD	12M US L + 1.55%	09/01/46	126,621	130,221	(2)(3)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	17,659	17,820	(1)(2)
Ford Credit Auto Owner Trust, Series 2018-1	USD	3.19%	01/15/25	25,000	26,052	(1)
Freddie Mac Non Gold Pool, Series 2012	USD	12M US L + 1.65%	12/01/42	57,781	59,436	(2)(3)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	56,972	57,510	(3)
Series 2016-SC01	USD	3.50%	07/25/46	79,969	81,901	(3)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9	USD	5.34%	05/15/47	79,120	74,098
RBSSP Resecuritization Trust, Series 2012-6	USD	1M US L + 0.34%	11/26/35	14,805	14,856	(1)(2)
RSBO Resecuritization Trust, Series 2012-6	USD	1M US L + 0.33%	01/26/36	7,174	7,170	(1)(2)
TAL Advantage V LLC:
Series 2013-2A	USD	3.55%	11/20/23	40,000	40,016	(1)
Series 2014-1A	USD	3.51%	02/20/24	21,250	21,239	(1)
Towd Point Mortgage Trust, Series 2016-5	USD	2.50%	10/25/56	25,314	25,431	(1)(2)
VOLT LXXX LLC, Series 2019-NPL6	USD	3.23%	10/25/49	73,104	73,343	(1)(4)
VOLT LXXXIV LLC, Series 2019-NP10	USD	3.43%	11/25/22	200,000	200,469	(1)(4)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,236,342
(Cost $1,229,127)

CORPORATE BONDS - 40.08%
Automotive - 1.37%
Ford Motor Credit Co. LLC, Series GMTN	USD	4.39%	01/08/26	50,000	50,120
General Motors Financial Co., Inc.	USD	4.30%	07/13/25	50,000	52,693
Hyundai Capital America:
	USD	3.00%	10/30/20	25,000	25,174	(1)
	USD	3.25%	09/20/22	25,000	25,429	(1)
					153,416

Banking - 11.03%
Bank of America Corp.	USD	3M US L + 1.32%	04/23/40	125,000	141,668	(2)
Capital One Financial Corp.	USD	3.75%	03/09/27	75,000	79,487
Citigroup, Inc.	USD	4.40%	06/10/25	125,000	135,091
Credit Suisse Group AG	USD	3M US L + 1.24%	06/12/24	50,000	52,764	(1)(2)
Deutsche Bank AG	USD	3.70%	05/30/24	50,000	50,180
Fifth Third Bancorp	USD	3.65%	01/25/24	50,000	52,661
Goldman Sachs Group, Inc.	USD	3M US L + 0.99%	07/24/23	50,000	50,818	(2)
HSBC Holdings PLC	USD	3.95%	05/18/24	50,000	52,366	(2)
Intesa Sanpaolo SpA	USD	3.88%	07/14/27	100,000	100,463	(1)

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Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Banking (continued)
JPMorgan Chase & Co.	USD	3.63%	12/01/27	50,000	$52,825
Key Bank NA	USD	3.90%	04/13/29	75,000	80,681
Mizuho Financial Group, Inc.	USD	3M US L + 0.84%	07/16/23	50,000	50,523	(2)
Royal Bank of Scotland Group PLC	USD	6.10%	06/10/23	50,000	54,793
Societe Generale SA	USD	2.63%	10/16/24	100,000	99,392	(1)
Standard Chartered PLC	USD	3M US L + 1.15%	01/20/23	50,000	51,695	(1)(2)
State Street Corp.	USD	3.03%	11/01/34	50,000	50,306	(2)
Sumitomo Mitsui Financial Group, Inc.	USD	3.20%	09/17/29	25,000	25,473
Synchrony Financial	USD	3.70%	08/04/26	50,000	51,417
					1,232,603

Building Products - 0.50%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	55,419

Chemicals - 1.01%
Huntsman International LLC	USD	4.50%	05/01/29	50,000	52,888
Nutrien, Ltd.	USD	5.00%	04/01/49	50,000	58,649
					111,537

Electric - 2.47%
Electricite de France SA	USD	4.50%	09/21/28	50,000	55,952	(1)
Entergy Texas, Inc.	USD	3.55%	09/30/49	50,000	51,972
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	58,348
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	50,000	59,397
Xcel Energy, Inc.	USD	3.50%	12/01/49	50,000	50,555
					276,224

Exploration & Production - 1.63%
Apache Corp.	USD	5.10%	09/01/40	50,000	48,842
Concho Resources, Inc.	USD	3.75%	10/01/27	50,000	51,811
Diamondback Energy, Inc.	USD	2.88%	12/01/24	50,000	49,958
Occidental Petroleum Corp.	USD	6.45%	09/15/36	25,000	30,454
					181,065

Gas Distributors - 0.92%
Cheniere Corpus Christi Holdings LLC	USD	3.70%	11/15/29	50,000	50,544	(1)
Sempra Energy	USD	4.00%	02/01/48	50,000	52,156
					102,700

Gas Pipelines - 3.04%
Boardwalk Pipelines LP	USD	5.95%	06/01/26	50,000	56,161
CenterPoint Energy, Inc.	USD	4.25%	11/01/28	50,000	54,398
Dominion Energy Gas Holdings LLC, Series B	USD	3.00%	11/15/29	25,000	24,982
Dominion Energy, Inc.	USD	2.72%	08/15/21	50,000	50,334	(4)
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	57,220
Sabine Pass Liquefaction LLC	USD	5.00%	03/15/27	50,000	54,779
Western Midstream Operating LP	USD	5.45%	04/01/44	50,000	42,349
					340,223

Health Insurance - 0.48%
UnitedHealth Group, Inc.	USD	3.88%	08/15/59	50,000	53,930

Healthcare - 1.01%
CVS Health Corp.:
	USD	4.30%	03/25/28	25,000	27,286

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	53

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Healthcare (continued)
CVS Health Corp. (continued)
	USD	4.78%	03/25/38	25,000	$28,483
HCA, Inc.	USD	5.25%	06/15/49	50,000	56,410
					112,179

Leisure - 0.45%
Royal Caribbean Cruises, Ltd.	USD	2.65%	11/28/20	50,000	50,279

Media Cable - 1.53%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	6.48%	10/23/45	50,000	62,043
Comcast Corp.	USD	3.97%	11/01/47	50,000	55,644
Cox Communications, Inc.	USD	3.35%	09/15/26	50,000	51,944	(1)
					169,631

Media Other - 1.11%
Fox Corp.	USD	5.58%	01/25/49	75,000	95,652	(1)
Interpublic Group of Cos., Inc.	USD	4.65%	10/01/28	25,000	28,031
					123,683

Metals/Mining/Steel - 0.77%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	52,072	(1)
Newmont Goldcorp Corp.	USD	6.25%	10/01/39	25,000	33,418
					85,490

Non Captive Finance - 1.19%
Air Lease Corp.	USD	3.63%	12/01/27	75,000	77,706
GATX Corp.	USD	4.55%	11/07/28	50,000	54,914
					132,620

Pharmaceuticals - 0.79%
AbbVie, Inc.	USD	2.95%	11/21/26	75,000	75,859	(1)
Teva Pharmaceutical Finance Netherlands III BV	USD	2.20%	07/21/21	13,000	12,597
					88,456

Real Estate Investment Trust (REITs) - 1.66%
American Homes 4 Rent LP	USD	4.25%	02/15/28	50,000	53,674
Kimco Realty Corp.	USD	3.20%	05/01/21	25,000	25,346
SITE Centers Corp.	USD	4.25%	02/01/26	50,000	52,935
WEA Finance LLC	USD	3.50%	06/15/29	50,000	51,873	(1)
					183,828

Refining - 0.49%
Marathon Petroleum Corp.:
	USD	5.13%	12/15/26	25,000	28,365
	USD	3.80%	04/01/28	25,000	26,316
					54,681

Restaurants - 0.52%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	57,995

Retail Food/Drug - 0.24%
Kroger Co.	USD	4.45%	02/01/47	25,000	26,756

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Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Retail Non Food/Drug - 0.95%
AutoZone, Inc.	USD	3.75%	04/18/29	50,000	$53,503
Dollar Tree, Inc.	USD	4.00%	05/15/25	50,000	52,779
					106,282

Services Other - 1.65%
Alibaba Group Holding, Ltd.	USD	4.00%	12/06/37	50,000	53,945
Amazon.com, Inc., Series WI	USD	3.88%	08/22/37	50,000	57,016
Expedia Group, Inc.	USD	3.25%	02/15/30	75,000	73,275	(1)
					184,236

Technology - 2.57%
Broadcom, Inc.	USD	4.25%	04/15/26	50,000	52,419	(1)
Equinix, Inc.	USD	2.63%	11/18/24	50,000	50,121
Fiserv, Inc.	USD	3.20%	07/01/26	50,000	51,861
Microsoft Corp.	USD	3.45%	08/08/36	25,000	27,591
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	52,067	(1)
Xilinx, Inc.	USD	2.95%	06/01/24	50,000	51,349
					285,408

Transportation Non Air/Rail - 0.70%
FedEx Corp.	USD	4.40%	01/15/47	50,000	50,987
Ryder System, Inc.	USD	3.65%	03/18/24	25,000	26,178
					77,165

Wireless - 0.99%
Crown Castle International Corp.	USD	3.20%	09/01/24	50,000	51,766
Vodafone Group PLC	USD	5.00%	05/30/38	50,000	57,582
					109,348

Wirelines - 1.01%
AT&T, Inc.	USD	4.35%	03/01/29	50,000	55,209
Verizon Communications, Inc.	USD	4.33%	09/21/28	50,000	56,757
					111,966

TOTAL CORPORATE BONDS					4,467,120
(Cost $4,190,020)

U.S. TREASURY BONDS/NOTES - 22.19%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	53,827
	USD	2.50%	02/15/46	225,000	238,087
U.S. Treasury Notes:
	USD	1.38%	09/30/20	400,000	399,031
	USD	2.00%	11/15/21	625,000	629,468
	USD	2.75%	02/15/24	250,000	261,265
	USD	2.13%	05/15/25	325,000	332,598
	USD	2.00%	08/15/25	550,000	559,421

TOTAL U.S. TREASURY BONDS/NOTES					2,473,697
(Cost $2,427,324)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	55

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 20.24%
FNMA TBA:
	USD	3.00%	12/12/19	525,000	$532,424	(3)
	USD	3.50%	12/12/19	750,000	769,922	(3)
	USD	4.00%	12/12/19	675,000	700,365	(3)
	USD	2.50%	12/17/19	150,000	151,294	(3)
	USD	3.00%	12/17/19	100,000	102,348	(3)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,256,353
(Cost $2,253,077)

SHORT TERM INVESTMENTS - 6.90%
Money Market Mutual Funds - 6.90%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	1.76%	N/A	768,426	768,503

TOTAL SHORT TERM INVESTMENTS					768,503
(Cost $768,488)

Total Investments - 100.50%					11,202,015
(Cost $10,868,036)
Liabilities in Excess of Other Assets - (0.50)%					(55,805)

Net Assets - 100.00%					$11,146,210

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of November 30, 2019 was 1.70%

3M US L - 3 Month LIBOR as of November 30, 2019 was 1.91%

12M US L - 12 Month LIBOR as of November 30, 2019 was 1.95%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,666,767, which represents approximately 14.95% of net assets as of November 30, 2019.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Investment purchased on a delayed delivery basis.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2019.

See Notes to Financial Statements.

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Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 94.80%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	194,293	$1,756,405	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	698,548	6,817,824	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,272,098	10,049,575	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,047,929	11,129,009	(1)
Stone Harbor Local Markets Fund	USD	N/A	195,421	1,702,119	(1)
				31,454,932

TOTAL OPEN-END FUNDS				31,454,932
(Cost $31,989,609)

SHORT TERM INVESTMENTS - 3.71%
Money Market Mutual Funds - 3.71%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	1.76%	1,230,294	1,230,417

TOTAL SHORT TERM INVESTMENTS				1,230,417
(Cost $1,230,416)

Total Investments - 98.51%				32,685,349
(Cost $33,220,025)
Other Assets In Excess of Liabilities - 1.49%				492,668

Net Assets - 100.00%				$33,178,017

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

CAD	-	Canadian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
SGD	-	Singapore Dollar
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	57

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2019 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2019	Fund Delivering	U.S. $ Value at November 30, 2019	Unrealized Appreciation/ (Depreciation)
Citigroup Global Market	01/08/20	EUR	256,360	USD	256,345	15
Goldman Sachs & Co.	12/04/19	USD	323,640	JPY	320,432	3,208
Goldman Sachs & Co.	12/04/19	USD	331,509	SGD	329,045	2,464
J.P. Morgan Chase & Co.	01/24/20	USD	100,673	EUR	100,106	567
J.P. Morgan Chase & Co.	12/04/19	USD	332,526	JPY	331,674	852
J.P. Morgan Chase & Co.	12/04/19	USD	165,050	MXN	162,451	2,599
						$9,705
Citigroup Global Market	12/12/19	EUR	242,541	USD	244,292	(1,751)
Citigroup Global Market	12/04/19	USD	167,847	GBP	168,133	(286)
J.P. Morgan Chase & Co.	01/24/20	USD	108,674	GBP	112,361	(3,687)
J.P. Morgan Chase & Co.	01/08/20	USD	165,457	CAD	165,688	(231)
						$(5,955)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/ (Depreciation)
Euro-Bund Future	Short	(6)	EUR	12/06/19	$(1,026,420)	$37,444
US 10 Yr Note Future	Short	(98)	USD	3/20/20	(12,677,219)	22,597
US Ultra T-Bond Future	Long	2	USD	3/20/20	375,437	1,367
						$61,408

***	The notional amount of each security is stated in the currency in which the security is denominated.

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Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2019 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2019(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
ITRX EUR XOVER S30 5Y(4)	Intercontinental Exchange	5.000%	EUR	12/20/2024	2.208%	800,000	$(115,985)	$111,840	$(4,145)
CDX.NA.HY.33(5)	Intercontinental Exchange	5.000%	USD	12/20/2024	3.218%	2,800,000	(215,079)	185,710	(29,369)
CDX.NA.IG.33(6)	Intercontinental Exchange	1.000%	USD	12/20/2024	0.500%	1,300,000	(31,316)	27,157	(4,159)
CDX.NA.EM.32(7)	Intercontinental Exchange	1.000%	USD	12/20/2024	2.062%	1,675,000	80,323	(84,085)	(3,762)
							$(282,057)	$240,622	$(41,435)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms are utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on an index of 75 equally weighted CDS on the most liquid sub-investment grade European corporate entities.
(5)	Based on an index of 100 North American equities with high yield credit ratings that trade in the CDS market.
(6)	Based on an index of 125 North American, equally weighted investment grade issuers that trade in the CDS market.
(7)	Based on an index of 14 sovereign issues domiciled in Latin America, Eastern Europe, the Middle East and Africa North, and Asia.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	59

Stone Harbor Emerging Markets Debt Allocation Fund	Statements of Investments

November 30, 2019 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 99.69%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,426,723	$13,924,815	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,648,925	14,362,137	(1)
				28,286,952

TOTAL OPEN-END FUNDS				28,286,952
(Cost $25,548,401)

SHORT TERM INVESTMENTS - 0.18%
Money Market Mutual Funds - 0.18%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	1.76%	50,885	50,891

TOTAL SHORT TERM INVESTMENTS				50,891
(Cost $50,891)

Total Investments - 99.87%				28,337,843
(Cost $25,599,292)
Other Assets In Excess of Liabilities - 0.13%				36,747

Net Assets - 100.00%				$28,374,590

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar
EUR	-	Euro

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2019	Fund Delivering	U.S. $ Value at November 30, 2019	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	01/24/20	USD	(42,743)	EUR	(42,587)	$156
						$156

See Notes to Financial Statements.

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Intentionally Left Blank

Stone Harbor Investment Funds	Statements of Assets and Liabilities

November 30, 2019 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund
ASSETS:
Investments, at value(1)	$1,099,814,723	$79,025,793
Investments in affiliates, at value(2)	–	–
Cash	9,611,712	–
Foreign currency, at value (3)	–	–
Unrealized appreciation on credit default swap contracts	15,479	–
Variation margin receivable on credit default swap contracts	–	–
Unrealized appreciation on forward foreign currency contracts	861,432	–
Deposits with brokers for credit default swap contracts	4,548,661	–
Deposits with brokers for forward foreign currency contracts	–	–
Cash pledged as collateral for forward commitments	–	–
Deposits with brokers for futures contracts	–	–
Receivable for investments sold	–	73,179
Receivable for variation margin on future contracts	–	–
Receivable for fund shares sold	1,369,538	–
Receivable from adviser	–	–
Receivable on credit default swap contracts	32,840	–
Interest receivable	17,232,964	1,157,080
Prepaid and other assets	12,410	12,970
Total Assets	1,133,499,759	80,269,022
LIABILITIES:
Payable to broker for credit default swap contracts	–	–
Payable due to brokers for forward foreign currency contracts	930,000	–
Payable for investments purchased	10,008,735	397,632
Payable for fund shares redeemed	19,500	–
Swap premium received	22,546	–
Unrealized depreciation on forward foreign currency contracts	137,985	–
Variation margin payable on credit default swap contracts	179,698	–
Payable to adviser	550,606	17,317
Payable to administrator	152,552	32,406
Other payables	93,774	72,106
Total Liabilities	12,095,396	519,461
Net Assets	$1,121,404,363	$79,749,561
NET ASSETS CONSIST OF:
Paid-in capital	$1,340,281,325	$104,094,552
Total distributable earnings	(218,876,962)	(24,344,991)
Net Assets	$1,121,404,363	$79,749,561
PRICING OF SHARES:
Institutional Class
Net Assets	$1,121,404,363	$79,749,561
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	114,853,733	10,093,399
Net assets value, offering and redemption price per share	$9.76	$7.90
(1)Cost of Investments	$1,118,519,375	$78,687,429
(2)Cost of Investments in affiliates	$–	$–
(3)Cost of Investments in foreign cash	$–	$–

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Assets and Liabilities

November 30, 2019 (Unaudited)

Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund

$408,070,383	$17,608,479	$11,202,015	$1,230,417	$50,891
–	–	–	31,454,932	28,286,952
–	–	–	37,494	–
25,873	–	–	127,981	–
–	–	–	–	–
–	–	–	8,538	–
526,001	–	–	9,705	156
–	–	–	221,175	–
1,900,000	–	–	–	–
–	–	2,200,000	–	–
–	–	–	98,889	–
43,685,506	–	161,925	18	–
–	–	–	24,413	–
–	–	–	–	–
–	6,011	62,067	84,001	69,532
–	–	–	–	–
8,711,392	206,533	58,450	1,811	71
15,827	2,893	8,486	8,610	15,185
462,934,982	17,823,916	13,692,943	33,307,984	28,422,787

–	–	–	42,764	–
–	–	–	–	–
4,948,654	90,000	2,479,930	24,625	–
–	–	–	–	–
–	–	–	–	–
1,061,810	–	–	5,955	–
–	–	–	–	–
285,841	–	–	–	–
81,413	9,700	19,535	6,268	5,374
181,939	55,090	47,268	50,355	42,823
6,559,657	154,790	2,546,733	129,967	48,197
$456,375,325	$17,669,126	$11,146,210	$33,178,017	$28,374,590

$749,925,335	$21,911,685	$10,717,995	$34,860,137	$33,549,027
(293,550,010)	(4,242,559)	428,215	(1,682,120)	(5,174,437)
$456,375,325	$17,669,126	$11,146,210	$33,178,017	$28,374,590

$456,375,325	$17,669,126	$11,146,210	$33,178,017	$28,374,590

52,409,935	1,954,594	1,049,059	3,433,170	3,049,990
$8.71	$9.04	$10.62	$9.66	$9.30
$431,152,217	$16,975,115	$10,868,036	$1,230,416	$50,891
$–	$–	$–	$31,989,609	$25,548,401
$25,873	$–	$–	$127,620	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	63

Stone Harbor Investment Funds	Statements of Operations

For the Six Months Ended November 30, 2019 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund
INVESTMENT INCOME:
Interest(1)	$32,886,626	$2,560,759
Dividends	459,705	21,272
Dividends from affiliated investment companies	–	–
Total Investment Income	33,346,331	2,582,031
EXPENSES:
Operational:
Investment advisory fee	3,518,993	215,019
Administration fees	329,834	26,737
Interest on line of credit	–	–
Custodian fees	50,227	11,651
Printing fees	2,564	2,481
Professional fees	54,931	55,025
Trustee fees	111,037	8,163
Transfer agent fees	10,413	10,109
Registration fees	9,721	9,358
Insurance fees	30,261	2,042
Line of credit commitment fee	41,340	3,686
Other	45,649	25,710
Total expenses before waiver/reimbursement	4,204,970	369,981
Less fees waived by investment adviser	–	(86,904)
Less expenses reimbursed by investment adviser	–	–
Total Net Expenses	4,204,970	283,077
Net Investment Income	29,141,361	2,298,954
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	16,903,684	(600,913)
Investments - affiliated investment companies	–	–
Credit default swap contracts	(3,901,547)	–
Interest rate swap contracts	–	–
Futures contracts	–	–
Forward foreign currency contracts	2,784,782	–
Foreign currency transactions	(213,173)	–
Net realized gain/(loss)	15,573,746	(600,913)
Change in unrealized appreciation/(depreciation) on:
Investments	(6,565,637)	1,141,156
Affiliated investment companies	–	–
Credit default swap contracts	(1,086,562)	–
Interest rate swap contracts	–	–
Futures contracts	–	–
Forward foreign currency contracts	114,579	–
Translation of assets and liabilities denominated in foreign currencies	(9,426)	–
Net change in unrealized appreciation/(depreciation)	(7,547,046)	1,141,156
Net Realized and Unrealized Gain	8,026,700	540,243
Net Increase in Net Assets Resulting from Operations	$37,168,061	$2,839,197

(1)Including Foreign Tax Withholding	$109,300	$1

See Notes to Financial Statements.

64	www.shiplp.com

Stone Harbor Investment Funds	Statements of Operations

For the Six Months Ended November 30, 2019 (Unaudited)

Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund

$18,616,618	$599,785	$135,060	$–	$–
37,751	11,885	5,649	14,213	934
–	–	–	606,606	366,209
18,654,369	611,670	140,709	620,819	367,143

2,134,084	93,417	19,284	90,882	100,995
161,034	8,875	5,837	13,234	10,558
15,801	–	–	–	–
181,765	7,504	5,713	18,212	2,915
2,702	2,476	2,483	2,487	2,781
54,767	44,355	35,814	34,198	31,629
62,705	2,011	986	3,002	2,657
10,347	10,060	10,020	10,049	10,128
9,297	11,058	10,453	10,630	7,876
27,496	366	264	816	731
41,340	823	445	–	–
34,862	10,043	18,052	4,878	5,429
2,736,200	190,988	109,351	188,388	175,699
–	(80,129)	(19,284)	(90,882)	(100,995)
–	–	(62,067)	(84,001)	(69,532)
2,736,200	110,859	28,000	13,505	5,172
15,918,169	500,811	112,709	607,314	361,971

(17,973,754)	40,044	104,918	(175)	(20)
–	–	–	(7,870)	43,275
(297,808)	–	–	(84,581)	–
132,644	–	–	–	–
–	–	–	(389,630)	–
(2,137,196)	–	–	9,075	210
(28,446)	–	–	33	–
(20,304,560)	40,044	104,918	(473,148)	43,465

42,485,122	547,331	179,728	–	–
–	–	–	508,833	706,888
(61,998)	–	–	(130,819)	–
(35,413)	–	–	–	–
–	–	–	192,123	–
(1,439,118)	–	–	199	156
296,932	–	–	1,054	–
41,245,525	547,331	179,728	571,390	707,044
20,940,965	587,375	284,646	98,242	750,509
$36,859,134	$1,088,186	$397,355	$705,556	$1,112,480

$404,396	$487	$68	$–	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	65

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund
	For the Six Months Ended November 30, 2019 (Unaudited)	For the Year Ended May 31, 2019
OPERATIONS:
Net investment income	$29,141,361	$69,173,870
Net realized gain/(loss)	15,573,746	(49,360,008)
Net change in unrealized appreciation/(depreciation)	(7,547,046)	24,957,192
Net increase/(decrease) in net assets resulting from operations	37,168,061	44,771,054
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From distributable earnings	(29,632,654)	(74,824,068)
Net decrease in net assets from distributions to shareholders	(29,632,654)	(74,824,068)
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	58,793,757	185,752,687
Issued to shareholders in reinvestment of distributions	29,529,318	73,713,189
Cost of shares redeemed	(187,227,646)	(223,890,629)
Net increase/(decrease) in net assets from capital share transactions	(98,904,571)	35,575,247
Net Increase/(Decrease) in Net Assets	(91,369,164)	5,522,233
NET ASSETS:
Beginning of period	1,212,773,527	1,207,251,294
End of period	$1,121,404,363	$1,212,773,527
OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	124,651,898	120,839,296
Shares sold	5,901,356	19,276,412
Shares reinvested	2,998,353	7,772,242
Shares redeemed	(18,697,874)	(23,236,052)
Shares outstanding - end of period	114,853,733	124,651,898

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor High Yield Bond Fund		Stone Harbor Local Markets Fund		Stone Harbor Emerging Markets Corporate Debt Fund
For the Six Months Ended November 30, 2019 (Unaudited)	For the Year Ended May 31, 2019	For the Six Months Ended November 30, 2019 (Unaudited)	For the Year Ended May 31, 2019	For the Six Months Ended November 30, 2019 (Unaudited)	For the Year Ended May 31, 2019

$2,298,954	$4,986,684	$15,918,169	$60,534,668	$500,811	$686,217
(600,913)	(691,308)	(20,304,560)	(117,701,054)	40,044	(363,535)
1,141,156	280,629	41,245,525	30,384,821	547,331	447,757
2,839,197	4,576,005	36,859,134	(26,781,565)	1,088,186	770,439

(2,331,478)	(5,017,676)	–	(13,888,739)	(498,483)	(701,876)
(2,331,478)	(5,017,676)	–	(13,888,739)	(498,483)	(701,876)

380	9,125,191	4,463,982	102,454,011	16,105,347	2,037,723
2,200,593	4,646,838	–	13,546,847	498,483	701,876
(11,520,972)	(27,803,245)	(304,505,706)	(404,111,525)	(12,602,159)	(1,233,237)
(9,319,999)	(14,031,216)	(300,041,724)	(288,110,667)	4,001,671	1,506,362
(8,812,280)	(14,472,887)	(263,182,590)	(328,780,971)	4,591,374	1,574,925

88,561,841	103,034,728	719,557,915	1,048,338,886	13,077,752	11,502,827
$79,749,561	$88,561,841	$456,375,325	$719,557,915	$17,669,126	$13,077,752

11,245,195	13,021,383	86,730,808	121,403,860	1,481,930	1,307,685
47	1,150,428	512,156	12,254,200	1,810,572	234,133
278,909	596,032	–	1,706,152	55,361	81,807
(1,430,752)	(3,522,648)	(34,833,029)	(48,633,404)	(1,393,269)	(141,695)
10,093,399	11,245,195	52,409,935	86,730,808	1,954,594	1,481,930

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	67

Stone Harbor Investment Funds	Statements of Changes in Net Assets

OPERATIONS:
Net investment income
Net realized gain/(loss)
Net realized gain/(loss) on investments - affiliated investment companies
Net change in unrealized appreciation/(depreciation)
Net increase in net assets resulting from operations
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From distributable earnings
Net decrease in net assets from distributions to shareholders
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares
Issued to shareholders in reinvestment of distributions
Cost of shares redeemed
Net increase/(decrease) in net assets from capital share transactions
Net Increase/(Decrease) in Net Assets
NET ASSETS:
Beginning of period
End of period
OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares
Shares sold
Shares reinvested
Shares redeemed
Shares outstanding - end of period

See Notes to Financial Statements.

68	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor Investment Grade Fund		Stone Harbor Strategic Income Fund		Stone Harbor Emerging Markets Debt Allocation Fund
For the Six Months Ended November 30, 2019 (Unaudited)	For the Year Ended May 31, 2019	For the Six Months Ended November 30, 2019 (Unaudited)	For the Year Ended May 31, 2019	For the Six Months Ended November 30, 2019 (Unaudited)	For the Year Ended May 31, 2019

$112,709	$220,105	$607,314	$1,263,499	$361,971	$1,082,387
104,918	24,101	(465,278)	(9,729)	190	(5,007)
–	–	(7,870)	(356,582)	43,275	(529,696)
179,728	323,712	571,390	198,439	707,044	(453,194)
397,355	567,918	705,556	1,095,627	1,112,480	94,490

(114,503)	(216,889)	(408,291)	(1,302,137)	–	(1,009,955)
(114,503)	(216,889)	(408,291)	(1,302,137)	–	(1,009,955)

–	–	–	500	658,350	7,091,344
114,503	216,889	391,426	1,236,755	–	1,009,955
–	(705,989)	–	(1,992,246)	(1,608,908)	(7,132,003)
114,503	(489,100)	391,426	(754,991)	(950,558)	969,296
397,355	(138,071)	688,691	(961,501)	161,922	53,831

10,748,855	10,886,926	32,489,326	33,450,827	28,212,668	28,158,837
$11,146,210	$10,748,855	$33,178,017	$32,489,326	$28,374,590	$28,212,668

1,038,275	1,087,670	3,392,576	3,470,385	3,151,919	3,045,003
–	–	–	54	70,306	801,893
10,784	21,698	40,594	131,902	–	119,947
–	(71,093)	–	(209,765)	(172,235)	(814,924)
1,049,059	1,038,275	3,433,170	3,392,576	3,049,990	3,151,919

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	69

Stone Harbor Emerging Markets Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2019 (Unaudited)		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
Net asset value - beginning of period	$9.73		$9.99		$10.60		$10.07	$10.47	$11.11
Income/(loss) from investment operations:
Net investment income(1)	0.25		0.56		0.58		0.56	0.77	0.59
Net realized and unrealized gain/(loss) on investments	0.04		(0.21)		(0.56)		0.59	(0.43)	(0.70)
Total income/(loss) from investment operations	0.29		0.35		0.02		1.15	0.34	(0.11)

Less distributions to shareholders:
From net investment income	(0.26)		(0.61)		(0.63)		(0.62)	(0.74)	(0.53)
Total distributions	(0.26)		(0.61)		(0.63)		(0.62)	(0.74)	(0.53)
Net Increase/(Decrease) in Net Asset Value	0.03		(0.26)		(0.61)		0.53	(0.40)	(0.64)
Net asset value - end of period	$9.76		$9.73		$9.99		$10.60	$10.07	$10.47

Total Return(2)	2.97%		3.82%		0.08%		11.70%	3.70%	(1.01)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,121		$1,213		$1,207		$1,442	$1,573	$1,936
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.72	%(3)	0.71%		0.71%		0.69%	0.68%	0.68%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.72	%(3)(4)	0.71	%(4)	0.71	%(4)	0.69%	0.68%	0.68%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.97	%(3)	5.81%		5.53%		5.37%	7.73%	5.54%
Portfolio turnover rate	55%		104%		108%		114%	90%	75%

(1)	Calculated using average shares throughout the period.
(2)	Total returns for periods of less than one year are not annualized.
(3)	Annualized.
(4)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

70	www.shiplp.com

Stone Harbor High Yield Bond Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2019 (Unaudited)		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
Net asset value - beginning of period	$7.88		$7.91		$8.31		$7.91	$8.68	$9.63
Income/(loss) from investment operations:
Net investment income(1)	0.21		0.43		0.43		0.46	0.49	0.54
Net realized and unrealized gain/(loss) on investments	0.03		(0.02)		(0.36)		0.39	(0.77)	(0.58)
Total income/(loss) from investment operations	0.24		0.41		0.07		0.85	(0.28)	(0.04)

Less distributions to shareholders:
From net investment income	(0.22)		(0.44)		(0.47)		(0.45)	(0.49)	(0.60)
From net realized gains	–		–		–		–	–	(0.31)
Total distributions	(0.22)		(0.44)		(0.47)		(0.45)	(0.49)	(0.91)
Net Increase/(Decrease) in Net Asset Value	0.02		(0.03)		(0.40)		0.40	(0.77)	(0.95)
Net asset value - end of period	$7.90		$7.88		$7.91		$8.31	$7.91	$8.68

Total Return(2)(3)	3.07%		5.36%		0.87%		10.97%	(3.03)%	(0.27)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$80		$89		$103		$160	$251	$290
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.86	%(4)	0.84%		0.77%		0.67%	0.64%	0.62	%(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.66	%(4)(6)	0.66	%(6)	0.66	%(6)	0.65%	0.64%	0.60	%(5)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	5.35	%(4)	5.51%		5.25%		5.63%	6.06%	5.98%
Portfolio turnover rate	20%		54%		58%		70%	48%	52%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Effective October 1, 2014, the expense limitation rate changed from 0.55% to 0.65%.
(6)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	71

Stone Harbor Local Markets Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2019 (Unaudited)		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
Net asset value - beginning of period	$8.30		$8.64		$8.76		$7.78	$8.38	$9.96
Income/(loss) from investment operations:
Net investment income(1)	0.24		0.51		0.56		0.56	0.50	0.52
Net realized and unrealized gain/(loss) on investments	0.17		(0.74)		(0.59)		0.42	(1.10)	(1.98)
Total income/(loss) from investment operations	0.41		(0.23)		(0.03)		0.98	(0.60)	(1.46)

Less distributions to shareholders:
From net investment income	–		(0.11)		(0.09)		–	–	(0.12)
Total distributions	–		(0.11)		(0.09)		–	–	(0.12)
Net Increase/(Decrease) in Net Asset Value	0.41		(0.34)		(0.12)		0.98	(0.60)	(1.58)
Net asset value - end of period	$8.71		$8.30		$8.64		$8.76	$7.78	$8.38

Total Return(2)	4.94%		(2.60)%		(0.33)%		12.60%	(7.16)%	(14.70)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$456		$720		$1,048		$991	$927	$1,563
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.96	%(3)	0.90%		0.90%		0.89%	0.88%	0.87%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.96	%(3)(4)	0.90	%(5)	0.90	%(5)	0.89%	0.88%	0.87%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	5.61	%(3)	6.28%		6.13%		6.76%	6.49%	5.62%
Portfolio turnover rate	56%		101%		119%		125%	166%	145%

(1)	Calculated using average shares throughout the period.
(2)	Total returns for periods of less than one year are not annualized.
(3)	Annualized.
(4)	Includes borrowing costs of 0.02% to average net assets.
(5)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

72	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2019 (Unaudited)		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
Net asset value - beginning of period	$8.82		$8.80		$9.14		$8.82	$9.11	$9.23
Income from investment operations:
Net investment income(1)	0.21		0.45		0.44		0.41	0.43	0.41
Net realized and unrealized gain/(loss) on investments	0.22		0.03		(0.36)		0.32	(0.27)	(0.08)
Total income from investment operations	0.43		0.48		0.08		0.73	0.16	0.33

Less distributions to shareholders:
From net investment income	(0.21)		(0.46)		(0.42)		(0.41)	(0.45)	(0.45)
Total distributions	(0.21)		(0.46)		(0.42)		(0.41)	(0.45)	(0.45)
Net Increase/(Decrease) in Net Asset Value	0.22		0.02		(0.34)		0.32	(0.29)	(0.12)
Net asset value - end of period	$9.04		$8.82		$8.80		$9.14	$8.82	$9.11

Total Return(2)(3)	4.90%		5.71%		0.80%		8.43%	1.92%	3.64%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$18		$13		$12		$13	$17	$24
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.74	%(4)	2.15%		2.19%		1.91%	1.37%	1.40%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	1.01	%(4)(5)	1.01	%(5)	1.01	%(5)	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.55	%(4)	5.21%		4.76%		4.49%	4.93%	4.52%
Portfolio turnover rate	91%		63%		115%		72%	127%	62%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	73

Stone Harbor Investment Grade Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2019 (Unaudited)		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015
Net asset value - beginning of period	$10.35		$10.01		$10.38		$10.40	$10.36	$10.38
Income/(loss) from investment operations:
Net investment income(1)	0.11		0.21		0.20		0.18	0.16	0.13
Net realized and unrealized gain/(loss) on investments	0.27		0.34		(0.28)		0.03	0.12	0.07
Total income/(loss) from investment operations	0.38		0.55		(0.08)		0.21	0.28	0.20

Less distributions to shareholders:
From net investment income	(0.11)		(0.21)		(0.20)		(0.19)	(0.15)	(0.14)
From net realized gains	–		–		(0.09)		(0.04)	(0.09)	(0.08)
Total distributions	(0.11)		(0.21)		(0.29)		(0.23)	(0.24)	(0.22)
Net Increase/(Decrease) in Net Asset Value	0.27		0.34		(0.37)		(0.02)	0.04	(0.02)
Net asset value - end of period	$10.62		$10.35		$10.01		$10.38	$10.40	$10.36

Total Return(2)(3)	3.67%		5.59%		(0.81)%		2.07%	2.71%	1.94%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11		$11		$11		$15	$16	$10
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.98	%(4)	2.02%		1.79%		1.32%	1.40%	2.07%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.51	%(4)(5)	0.51	%(5)	0.51	%(5)	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	2.05	%(4)	2.10%		1.91%		1.72%	1.57%	1.26%
Portfolio turnover rate	25%		49%		42%		49%	52%	51%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

74	www.shiplp.com

Stone Harbor Strategic Income Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2019 (Unaudited)		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Year Ended May 31, 2015
Net asset value - beginning of period	$9.58		$9.64		$9.90		$9.57		$10.05		$10.44
Income from investment operations:
Net investment income(1)	0.18		0.37		0.40		0.38		0.43		0.49
Net realized and unrealized gain/(loss) on investments	0.02		(0.04)		(0.34)		0.31		(0.43)		(0.37)
Total income from investment operations	0.20		0.33		0.06		0.69		–		0.12

Less distributions to shareholders:
From net investment income	(0.12)		(0.39)		(0.32)		(0.36)		(0.35)		(0.48)
From net realized gains	–		–		–		–		(0.13)		(0.03)
Total distributions	(0.12)		(0.39)		(0.32)		(0.36)		(0.48)		(0.51)
Net Increase/(Decrease) in Net Asset Value	0.08		(0.06)		(0.26)		0.33		(0.48)		(0.39)
Net asset value - end of period	$9.66		$9.58		$9.64		$9.90		$9.57		$10.05

Total Return(2)(3)	2.09%		3.58%		0.60%		7.34%		0.19%		1.15%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$33		$32		$33		$37		$36		$34
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.14	%(4)(5)	1.09	%(5)	1.01	%(5)	0.94	%(5)	0.96	%(5)	1.06	%(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.08	%(4)(5)	0.06	%(5)	0.07	%(5)	0.11	%(5)	0.12	%(5)	0.11	%(5)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	3.67	%(4)(5)	3.94	%(5)	4.03	%(5)	3.89	%(5)	4.46	%(5)	4.88	%(5)
Portfolio turnover rate	8%		8%		29%		20%		26%		8%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	75

Stone Harbor Emerging Markets Debt Allocation Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2019 (Unaudited)		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period October 21, 2014 (Commencement of Operations) to May 31, 2015
Net asset value - beginning of period	$8.95		$9.25		$9.55		$8.90		$9.36		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.12		0.33		0.31		0.25		0.32		0.23
Net realized and unrealized gain/(loss) on investments	0.23		(0.33)		(0.28)		0.74		(0.52)		(0.70)
Total income/(loss) from investment operations	0.35		–		0.03		0.99		(0.20)		(0.47)

Less distributions to shareholders:
From net investment income	–		(0.30)		(0.33)		(0.34)		(0.26)		(0.17)
Total distributions	–		(0.30)		(0.33)		(0.34)		(0.26)		(0.17)
Net Increase/(Decrease) in Net Asset Value	0.35		(0.30)		(0.30)		0.65		(0.46)		(0.64)
Net asset value - end of period	$9.30		$8.95		$9.25		$9.55		$8.90		$9.36

Total Return(2)(3)	3.91%		0.20%		0.21%		11.51%		(1.96%)		(4.73%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$28		$28		$28		$28		$67		$85
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.22	%(4)(5)	1.21	%(5)	1.19	%(5)	0.98	%(5)	0.87	%(5)	0.97	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.04	%(4)(5)	0.05	%(5)	0.05	%(5)	0.05	%(5)	0.06	%(5)	0.10	%(4)(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	2.51	%(4)(5)	3.70	%(5)	3.21	%(5)	2.72	%(5)	3.72	%(5)	3.68	%(4)(5)
Portfolio turnover rate	3%		38%		33%		24%		70%		11%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and the Emerging Markets Debt Allocation Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of November 30, 2019:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$743,629,714	$–	$743,629,714
Corporate Bonds
Indonesia	–	22,443,426	49	22,443,475
Other	–	299,489,889	–	299,489,889
Credit Linked Notes
Iraq	–	–	10,049,430	10,049,430
Purchased Options	–	411,518	–	411,518
Short Term Investments	23,790,697	–	–	23,790,697
Total	$23,790,697	$1,065,974,547	$10,049,479	$1,099,814,723

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$861,432	$–	$861,432
Credit Default Swap Contracts	–	15,479	–	15,479
Liabilities
Forward Foreign Currency Contracts	–	(137,985)	–	(137,985)
Credit Default Swap Contracts	–	(3,122,898)	–	(3,122,898)
Total	$–	$(2,383,972)	$–	$(2,383,972)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$72,343,161	$–	$72,343,161
Bank Loans	–	4,644,183	–	4,644,183
Common/Preferred Stocks	392	–	–	392
Warrants	–	–	34	34
Short Term Investments	2,038,023	–	–	2,038,023
Total	$2,038,415	$76,987,344	$34	$79,025,793

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	79

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$376,509,999	$–	$376,509,999
Corporate Bonds	–	29,343,048	–	29,343,048
Short Term Investments	2,217,336	–	–	2,217,336
Total	$2,217,336	$405,853,047	$–	$408,070,383

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$526,001	$–	$526,001
Liabilities
Forward Foreign Currency Contracts	–	(1,061,810)	–	(1,061,810)
Total	$–	$(535,809)	$–	$(535,809)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Sovereign Debt Obligations	$–	$167,724	$–	$167,724
Corporate Bonds	–	16,315,951	–	16,315,951
Short Term Investments	1,124,804	–	–	1,124,804
Total	$1,124,804	$16,483,675	$–	$17,608,479

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$1,236,342	$–	$1,236,342
Corporate Bonds	–	4,467,120	–	4,467,120
U.S. Treasury Bonds/Notes	–	2,473,697	–	2,473,697
U.S. Government Agency Mortgage Backed Securities	–	2,256,353	–	2,256,353
Short Term Investments	768,503	–	–	768,503
Total	$768,503	$10,433,512	$–	$11,202,015

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$31,454,932	$–	$–	$31,454,932
Short Term Investments	1,230,417	–	–	1,230,417
Total	$32,685,349	$–	$–	$32,685,349

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$9,705	$–	$9,705
Future Contracts	61,408	–	–	61,408
Liabilities
Forward Foreign Currency Contracts	–	(5,955)	–	(5,955)
Credit Default Swap Contracts	–	(41,435)	–	(41,435)
Total	$61,408	$(37,685)	$–	$23,723

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$28,286,952	$–	$–	$28,286,952
Short Term Investments	50,891	–	–	50,891
Total	$28,337,843	$–	$–	$28,337,843

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$156	$–	$156
Total	$–	$156	$–	$156

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of May 31, 2019	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of November 30, 2019	Net change in unrealized appreciation/ (depreciation) investments held at November 30, 2019
Stone Harbor Emerging Markets Debt Fund
Corporate Bonds	$48	$–	$–	$–	$1	$–	$–	$–	$–	$49	$1
Credit Linked Notes	5,326,679	70,480	–	(15,731)	1,060,219	4,044,464	(436,681)	–	–	$10,049,430	1,060,219
	$5,326,727	$70,480	$–	$(15,731)	$1,060,220	$4,044,464	$(436,681)	$–	$–	$10,049,479	$1,060,220

Asset Type	Balance as of May 31, 2019	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of November 30, 2019	Net change in unrealized appreciation/ (depreciation) investments held at November 30, 2019
Stone Harbor High Yield Bond Fund
Warrants	$33	$–	$–	$–	$1	$–	$–	$–	$–	$34	$–
	$33	$–	$–	$–	$1	$–	$–	$–	$–	$34	$–

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	81

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the period ended November 30, 2019, the Stone Harbor Local Markets Fund, when using the line of credit, borrowed an average amount of $20,500,000 at an average interest rate of 3.63%. The remaining Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on May 3, 2020.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. These gain/loss amounts are reflected in the Accumulated net realized gain/loss on investments and Net unrealized appreciation on investments on the Statement of Assets and Liabilities.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the U.K.'s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Funds' performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	85

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Funds' ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Funds may be unable to implement their investment strategy.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the period ended November 30, 2019 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended November 30, 2019 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended November 30, 2019. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the OTC market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statement of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended November 30, 2019, for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds entered into interest rate swap agreements during the period ended November 30, 2019. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts, swaps, and future contracts on the Statements of Assets and Liabilities as of November 30, 2019:

Risk Exposure	Location	Fair Value	Location	Fair Value
Stone Harbor Emerging Markets Debt Fund
Currency Risk (Purchased Options)	Investments, at value	$411,518	N/A	N/A
Credit Risk (Swap Contracts)*	Unrealized appreciation on credit default swap contracts	15,479	Unrealized depreciation on credit default swap contracts	$(3,122,898)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	861,432	Unrealized depreciation on forward foreign currency contracts	(137,985)
Total		$1,288,429		$(3,260,883)
Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	526,001	Unrealized depreciation on forward foreign currency contracts	(1,061,810)
Total		$526,001		$(1,061,810)
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)*	Unrealized appreciation on credit default swap contracts	–	Unrealized depreciation on credit default swap contracts	(41,435)
Interest Rate Risk (Futures Contracts)**	Unrealized appreciation on futures contracts	61,408	Unrealized depreciation on futures contracts	–
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	9,705	Unrealized depreciation on forward foreign currency contracts	(5,955)
Total		$71,113		$(47,390)
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	156	Unrealized depreciation on forward foreign currency contracts	–
Total		$156		$–

*	The value presented includes unrealized appreciation/(depreciation) on over the counter swap contracts and the cumulative gain/(loss) on centrally cleared swap contracts. For centrally cleared swap contracts, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of November 30, 2019.
**	The value presented includes cumulative gain/(loss) on open futures contracts and swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is the unsettled variation margin receivable/(payable) and/or unrealized appreciation/(depreciation) as of November 30, 2019.

The purchased options, forward foreign currency contracts, swaps, and future contracts average value, net of both long and short positions, during the period ended November 30, 2019 is noted below:

Fund	Purchased Options	Forward Foreign Currency Contracts Bought*	Forward Foreign Currency Contracts Sold*	Credit Default Swap Contracts**	Interest Rate Swap Contracts**	Futures Contracts**
Stone Harbor Emerging Markets Debt Fund	$325,729	$(128,628,257)	$16,222,039	$20,480,500	$–	$–
Stone Harbor Local Markets Fund	–	(88,643,929)	106,627,119	1,295,667	54,464,000	–
Stone Harbor Strategic Income Fund	–	(1,694,119)	1,863,625	6,889,125	–	(12,688,662)
Stone Harbor Emerging Markets Debt Allocation Fund	–	(14,265)	–	–	–	–

*	Represents the average foreign currency amount translated into U.S. dollars (bought) or sold
**	Represents the average notional value

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

The effect of forward foreign currency contracts, credit default swaps, and futures contracts on the Statements of Operations for the period ended November 30, 2019:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Fund
Currency Risk (Purchased Options)	Net realized gain/loss on investments	$–	Change in unrealized appreciation/depreciation on investments	$(486,786)
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	(3,901,547)	Change in unrealized appreciation/(depreciation) on credit default swap contracts	(1,086,562)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	2,784,782	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	114,579
Total		$(1,116,765)		$(1,458,769)
Stone Harbor Local Markets Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	(297,808)	Change in unrealized appreciation/(depreciation) on credit default swap contracts	(61,998)
Interest Rate Risk (Swap Contracts)	Net realized gain/(loss) on interest rate swap contracts	132,644	Change in unrealized appreciation/(depreciation) on interest rate swap contracts	(35,413)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	(2,137,196)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(1,439,118)
Total		$(2,302,360)		$(1,536,529)
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	(84,581)	Change in unrealized appreciation/(depreciation) on credit default swap contracts	(130,819)
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	(389,630)	Change in unrealized appreciation/(depreciation) on futures contracts	192,123
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	9,075	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	199
Total		$(465,136)		$61,503
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	210	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	156
Total		$210		$156

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	89

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of November 30, 2019.

Offsetting of Derivatives Assets

	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
Stone Harbor Emerging Market Debt Fund
Forward Foreign Currency Contracts	$861,432	$–	$861,432	$(54,066)	$–	$807,366
Credit Default Swap Contracts	15,479	–	15,479	–	–	15,479
Purchased Options	411,518	–	411,518	–	–	411,518
TOTAL	$1,288,429	$–	$1,288,429	$(54,066)	$–	$1,234,363
Stone Harbor Local Markets Funds
Forward Foreign Currency Contracts	$526,001	$–	$526,001	$(526,001)	$–	$–
TOTAL	$526,001	$–	$526,001	$(526,001)	$–	$–
Stone Harbor Strategic Income Fund
Forward Foreign Currency Contracts	$9,705	$–	$9,705	$(3,933)	$–	$5,772
TOTAL	$9,705	$–	$9,705	$(3,933)	$–	$5,772
Stone Harbor Emerging Markets Debt Allocation Fund
Forward Foreign Currency Contracts	$156	$–	$156	$–	$–	$156
TOTAL	$156	$–	$156	$–	$–	$156

Offsetting of Derivatives Liabilities

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
Stone Harbor Emerging Market Debt Fund
Forward Foreign Currency Contracts	$137,985	$–	$137,985	$(54,066)	$(83,919)	$–
TOTAL	$137,985	$–	$137,985	$(54,066)	$(83,919)	$–
Stone Harbor Local Markets Funds
Forward Foreign Currency Contracts	$1,061,810	$–	$1,061,810	$(526,001)	$(535,809)	$–
TOTAL	$1,061,810	$–	$1,061,810	$(526,001)	$(535,809)	$–
Stone Harbor Strategic Income Fund
Forward Foreign Currency Contracts	$5,955	$–	$5,955	$(3,933)	$–	$2,022
TOTAL	$5,955	$–	$5,955	$(3,933)	$–	$2,022

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

4. TAX BASIS INFORMATION

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of November 30, 2019.

Unrealized Appreciation and Depreciation on Investments: At November 30, 2019 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$56,356,085
Gross depreciation on investments (excess of tax cost over value)	(80,183,521)
Net unrealized depreciation	$(23,827,436)
Cost of investments for income tax purposes	$1,121,258,187

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$3,249,995
Gross depreciation on investments (excess of tax cost over value)	(2,983,328)
Net unrealized appreciation	$266,667
Cost of investments for income tax purposes	$78,759,126

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$10,074,648
Gross depreciation on investments (excess of tax cost over value)	(36,755,762)
Net unrealized depreciation	$(26,681,114)
Cost of investments for income tax purposes	$434,215,688

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$751,289
Gross depreciation on investments (excess of tax cost over value)	(137,723)
Net unrealized appreciation	$613,566
Cost of investments for income tax purposes	$16,994,913

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$351,350
Gross depreciation on investments (excess of tax cost over value)	(17,371)
Net unrealized appreciation	$333,979
Cost of investments for income tax purposes	$10,868,036

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$250,277
Gross depreciation on investments (excess of tax cost over value)	(1,182,344)
Net unrealized depreciation	$(932,067)
Cost of investments for income tax purposes	$33,641,138

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$2,208,396
Gross depreciation on investments (excess of tax cost over value)	(1,207)
Net unrealized appreciation	$2,207,189
Cost of investments for income tax purposes	$26,130,654

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	91

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

5. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75%, 0.85%, 0.35%, 0.55% and 0.70% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund and Stone Harbor Emerging Markets Debt Allocation Fund, respectively.

The Adviser has contractually agreed to waive investment advisory fees and reimburse other expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class, Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class and Stone Harbor Investment Grade Fund Institutional Class will not exceed 0.75%, 0.65%, 1.00%, 1.00%, 0.50%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses with respect to the Stone Harbor Strategic Income Fund Institutional Class and Stone Harbor Emerging Markets Debt Allocation Fund Institutional Class, so that the Net Annual Operating Expenses (inclusive of acquired fund fees and expenses of Stone Harbor-advised funds, but exclusive of acquired fund fees and expenses of non-Stone Harbor-advised funds, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) will not exceed 0.70% and 0.85%, respectively. The fee waiver agreements are in effect through September 30, 2020 and are reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, fees and expenses it has borne through the agreement described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. A Fund will not be obligated to pay any such reduced fees and expenses more than three years after the end of the fiscal year in which the fee and expense was reduced. At November 30, 2019, fees and expenses eligible to be recovered will expire as follows:

	2020	2021	2022	Total
Stone Harbor High Yield Bond Fund	$36,364	$139,187	$168,393	$343,944
Stone Harbor Emerging Markets Corporate Debt Fund	136,853	141,504	150,050	428,407
Stone Harbor Investment Grade Fund	133,267	156,452	157,767	447,486
Stone Harbor Strategic Income Fund	316,580	345,886	331,575	994,041
Stone Harbor Emerging Markets Debt Allocation Fund	475,248	336,034	339,291	1,150,573

6. INVESTMENTS

For the period ended November 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and U.S. Government Obligations) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$610,673,520	$687,349,550
Stone Harbor High Yield Bond Fund	16,746,004	24,994,183
Stone Harbor Local Markets Fund	296,861,938	544,790,670
Stone Harbor Emerging Markets Corporate Debt Fund	21,392,385	18,104,648
Stone Harbor Investment Grade Fund	2,037,956	2,398,800
Stone Harbor Strategic Income Fund	2,426,145	2,922,357
Stone Harbor Emerging Markets Debt Allocation Fund	945,263	1,640,908

For the period ended November 30, 2019 there were no purchases or sales of U.S. Government Obligations.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended November 30, 2019 were as follows:

Stone Harbor Strategic Income Fund

Security Name	Share Balance May 31, 2019	Purchases	Sales	Share Balance November 30, 2019	Market Value November 30, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Stone Harbor Emerging Markets Corporate Debt Fund	189,840	4,453	–	194,293	$1,756,405	$40,098	$142,917	$–
Stone Harbor Emerging Markets Debt Fund	680,469	18,079	–	698,548	6,817,824	178,012	41,919	–
Stone Harbor High Yield Bond Fund	1,237,356	34,742	–	1,272,098	10,049,575	274,117	25,095	–
Stone Harbor Investment Grade Fund	1,037,157	10,772	–	1,047,929	11,129,009	114,379	18,847	–
Stone Harbor Local Markets Fund	378,501	–	(183,080)	195,421	1,702,119	–	280,055	(7,870)
	3,523,323	68,046	(183,080)	3,408,289	$31,454,932	$606,606	$508,833	$(7,870)

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Share Balance May 31, 2019	Purchases	Sales	Share Balance November 30, 2019	Market Value November 30, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Stone Harbor Emerging Markets Debt Fund	1,443,218	65,962	(82,457)	1,426,723	$13,924,815	$366,209	$665,778	$10,619
Stone Harbor Local Markets Fund	1,709,629	33,212	(93,916)	1,648,925	14,362,137	–	41,110	32,656
	3,152,847	99,174	(176,373)	3,075,648	$28,286,952	$366,209	$706,888	$43,275

The Emerging Markets Debt Fund engaged in cross trades with an affiliate during the period ended November 30, 2019 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Emerging Markets Debt Fund’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the Funds involved. During the period ended November 30, 2019, the Emerging Markets Debt Fund purchased securities from another fund for which the Adviser is the investment adviser in the amount of $7,681,934.

8. SHARES OF BENEFICIAL INTEREST

At November 30, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

9. BENEFICIAL OWNERSHIP

As of November 30, 2019, IMF Retired Staff Benefits owned beneficially 49.80% of the Stone Harbor High Yield Bond Fund’s outstanding shares, an individual shareholder owned beneficially 55.07% of the Stone Harbor Emerging Markets Debt Allocation Fund’s outstanding shares, the Stone Harbor Strategic Income Fund owned beneficially 99.89% of the Stone Harbor Investment Grade Fund’s outstanding shares, an individual shareholder owned 72.48% of the Stone Harbor Strategic Income Fund’s outstanding shares, one individual shareholder held 25.59% and the Stone Harbor Emerging Markets Debt Collective Fund held 60.97% of the Stone Harbor Emerging Markets Corporate Bond Fund’s outstanding shares, and two individual shareholders owned beneficially 36.84% and 31.28% respectively of the Stone Harbor Local Markets Fund’s outstanding shares.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	93

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2019 (Unaudited)

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11. OTHER

The Funds, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Emerging Markets Income Fund (the “Stone Harbor Fund Complex”) pays each Trustee who is not an interested person, of the Investment Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees were allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation for performing the duties of their office.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08, “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds early adopted effective with the financial statements prepared as of November 30, 2019, and it did not have a material effect on the Funds’ net assets or results of operations.

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Stone Harbor Investment Funds	Additional Information

November 30, 2019 (Unaudited)

FUND PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund's Form N-PORT reports are available on the SEC's website at http://www.sec.gov.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 are available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Index	The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Bloomberg Barclays Global Credit Index (Hedged USD)	Bloomberg Barclays Global Credit Index is a subset of the Global Aggregate Index and is subject to the same quality, liquidity, and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products.
ICE BofAML US High Yield Constrained Index	The ICE BofAML US High Yield Constrained Index contains all securities in ICE BofAML US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan GBI-EM Global Diversified Index	The JPMorgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

SPECIAL RISKS RELATED TO CYBER SECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security and other operational and technology failures or breaches of a Fund's service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, delays or mistakes in the calculation of the Funds' NAV or other materials provided to shareholders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Adviser does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to the Adviser or the Funds. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by its service providers, financial intermediaries and issuers in which the Funds invest.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2019	95

Stone Harbor Investment Funds	Additional Information

November 30, 2019 (Unaudited)

DEFINITIONS

ABS – An asset-backed security (ABS) is a financial security backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

Alpha – A measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

Basis Point – A unit equal to one hundredth of a percentage point.

Beta – A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Investments cannot be made directly in a broad-based securities index.

Credit Spread – The difference in yield between a U.S. Treasury bond and a debt security with the same maturity.

Derivative – A security with a price that is dependent on or derived from one or more underlying assets.

Duration – A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Floating Rate Bonds – Bond whose interest amount fluctuates in step with the market interest rates, or some other external measure.

High Yield Spread – The percentage difference in current yields of high-yield bonds compared to investment grade corporate bonds.

Investment Grade – Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

MBS – A mortgage-backed security (MBS) is a type of asset-backed security that is secured by a mortgage or collection of mortgages.

Par Value – The face value of a bond.

S&P Futures – S&P 500 futures are a type of capital asset contract that provides a buyer the right to a predetermined selection of stocks and on a predetermined future date listed on the S&P 500 stock market index.

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in U.S. dollar, while sovereign debt described as local is issued in a foreign currency.

Spread – The difference between the bid and ask price of a security or asset.

Tranche – Portions of debt or structured financing. Each portion (or tranche) is one of several related securities offered at the same time but with a different set of risks, rewards, and maturities.

USD 3-Month LIBOR – The average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months. The LIBOR interest rates are used by banks as the base rate in setting the level of their savings, mortgage and loan interest rates.

Yield Curve – Yield curve tracks the relationship between interest rates and the maturity of Treasury Securities at a given time.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. Once cannot directly invest in an index.

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INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street, 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

This material must be accompanied or preceded by a prospectus.

SHF001019 exp. 01/29/2021

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

2

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.
3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 7, 2020

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

Date:	February 7, 2020
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